As Filed with the SEC on April 29, 2008

Registration Nos. 2-76580 and 811-03421

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM  N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 44    ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 46      ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Deborah A. Docs

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, D.C. 20001

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraphs (b) of Rule 485

☐ on (____) pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐ on (____) pursuant to paragraph (a)(i) of Rule 485

☐ 75 days after filing pursuant (a)(ii) of Rule 485

☐ on (____) pursuant to paragraph (a)(ii) of Rule 485

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The MEDLEY™Program
PROSPECTUS
April 29, 2008

This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1968, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, each of which are explained in this Prospectus.

Please read this prospectus before investing and keep it for future reference. To learn more, obtain a copy of the MEDLEY Statement of Additional Information (SAI), dated April 29, 2008. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus.

The SEC's web site (www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investments are subject to risk, including possible loss of principal. An investment in the contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.
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GLOSSARY

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Table of Contents

4	GLOSSARY
4	Special Terms

5	FEES & EXPENSES
5	Fee Tables
6	Examples

9	SUMMARY
9	About the Contracts and the MEDLEY Program
10	About Prudential & The Investment Options

12	INVESTMENT PRACTICES
12	Investment Objectives & Policies

17	UNIT VALUE
17	How Unit Value is Determined

18	MANAGEMENT
18	The Committee
18	Advisory Arrangements

20	CONTRACT CHARGES
20	Sales Charges & Fees

22	THE CONTRACT
22	Introduction
22	Accumulation Period
29	Annuity Period
30	Other Information

32	ADDITIONAL INFORMATION
32	Sale & Distribution
32	Federal Taxation
34	Withholding
34	Death Benefits
34	Taxes on Prudential
34	Voting Rights
35	Litigation
37	Policies of the VCA Accounts
38	Other Information
39	Table of Contents: Statement of Additional Information

40	APPENDIX
40	Description of Terms

42	FINANCIAL HIGHLIGHTS
42	Introduction
43	VCA 10 Financial Highlights
44	VCA 11 Financial Highlights
45	VCA 24 Accumulation Unit Values
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Special Terms

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Wehave tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract,however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Period:The period that begins with the Contract Date (see definition below) and ends when you start receiving income payments orearlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Accumulation Account:An account used to calculate the value of your assets allocated to an investment option during the accumulation period.You have a separate ACCUMULATION ACCOUNT for each investment option.

Companion Contract:A fixed dollar group annuity contract issued by The Prudential Insurance Company of America (Prudential) under which contributionsmay be made for Participants in the MEDLEY Program.

Contract:The group variable annuity contract described in this prospectus.

Contract Date: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order.Contract anniversaries are measured from the Contract Date.

Contractholder:The employer, association or trust to which Prudential has issued a Contract.

Contributions:Payments made under the Contract for the benefit of a Participant.

Income Period:The period that begins when you start receiving income payments under a Contract.

Investment Options:The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The PrudentialVariable Contract Account-24 (VCA-24).

Non-Qualified Combination Contract:A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, undera single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential or we:The Prudential Insurance Company of America.

Qualified Combination Contract:A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under asingle Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Separate Account: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account.VCA 10, VCA 11 and VCA 24 are each a separate account.

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive adistribution, such as a withdrawal or annuity payment.

Unit and Unit Value: You are credited with Units of the MEDLEY investment options you select. Initially, the number of Units credited to youis determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day forthat investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expensesof the investment option plus any Contract charges that may apply to you.

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FEES & EXPENSES

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Fee Tables

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VCA 10 & VCA 11 Fee Table

Participant Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of contributions made)	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*	7%
Exchange Fee	None
New Loan Application Fee	$100
Annual Loan Maintenance Fee	$60

Annual Contract Fee (maximum)	$30

Charge for Premium Tax (as a percentage of net assets)	3.5%
Annual Expenses (as a percentage of average net assets)
Mortality and Risk Expense Fees	None
Investment Management Fees	0.25%
Maximum Administrative Fees**	0.75%

Total Annual Expenses	1.00%
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* The deferred sales load decreases by 1% each year of Program participation as follows: 7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

** Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement.

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The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the VCA 24 Contract. The first table describes the fees and expenses that you will pay at the time you invest in the Contract, surrender the Contract, or transfer cash value between investment options.

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VCA 24 Fee Table

Participant Transaction Expenses
Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*	7%
Exchange Fee	None
New Loan Application Fee	$100
Annual Loan Maitenance Fee	$60
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* The deferred sales load decreases by 1% each year of Program participation as follows: 7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the VCA 24 Contract, not including fees and expenses of the Portfolios of The Prudential Series Fund (Series Fund).

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VCA 24 Fees
Annual Contract Fee (maximum)	$30
Annual Processing Charge (maximum)	$60
Separate Account Annual Expenses (as a percentage of average net assets)
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Mortality and Expense Risk Fees	None
Administrative Fees***	0.75%
Total Separate Account Annual Expenses	0.75%
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The next item shows the minimum and maximum total operating expenses charged by the Portfolios of The Prudential Series Fundthat you may pay periodically during the time that you invest in the Contract.More detail concerning each Portfolio of ThePrudential Series Fund and each Portfolio's fees and expenses is set forth in the next section and in the prospectus for ThePrudential Series Fund.

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The Prudential Series Fund: Operating Expense Range
	Minimum	Maximum
Total Annual Portfolio Operating Expenses*	0.37%	0.81%
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* Total Annual Portfolio Operating Expenses denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.

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Below is more detailed information regarding the expenses of the Portfolios of The Prudential Series Fund for the fiscal year ended December 31, 2007:

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Expenses of The Prudential Series Fund Portfolios
	Conservative Balanced	Diversifed Bond	Equity	Flexible Managed	Global	Gov't Income	Stock Index
Investment Management Fee	0.55%	0.40%	0.45%	0.60%	0.75%	0.40%	0.35% *
Acquired Fund Fees and Expenses	—	—	—	—	—	0.01%	—
Other Expenses	0.04%	0.04%	0.02%	0.03%	0.06%	0.12%	0.02%
Total Annual Portfolio Operating Expenses	0.59%	0.44%	0.47%	0.63%	0.81%	0.53%	0.37%
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* The contractual management fee rate for the Stock Index Portfolio includes a fee breakpoint. The contractual management fee rate for the Portfolio is 0.35% up to and including $4 billion in average daily net assets; and 0.30% over $4 billion in average daily net assets.

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Examples

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The following expense examples will help you compare the fees and expenses of the VCA 10, VCA 11 and VCA 24 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the tables appearing in the "Fee Tables" section of this Prospectus. Actual expenses may be greater or less than those shown. For the VCA 24 Contract, the examples assume the maximum fees and expenses for any of the available Portfolios of The Prudential Series Fund.

The expense examples assume that you invest $10,000 at the beginning of the period and that your investment returns 5% annually. The examples assume that, at the end of each indicated period, you surrender your Contract, or annuitize your Contract, or that you do not surrender your Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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VCA 10 & VCA 11 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$802	$818	$852	$1,225
If Contract Annuitized:	$102	$318	$552	$1,225
If Contract is Not Surrendered:	$102	$318	$552	$1,225
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* The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

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VCA 24 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$934	$1,220	$1,533	$2,641
If Contract Annuitized:	$234	$720	$1,233	$2,641
If Contract is Not Surrendered:	$234	$720	$1,233	$2,641
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If Contract Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$912	$1,153	$1,421	$2,415
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Diversified Bond	$896	$1,108	$1,344	$2,259
Equity	$899	$1,117	$1,360	$2,290
Flexible Managed	$916	$1,165	$1,422	$2,457
Global	$934	$1,220	$1,533	$2,641
Government Income	$906	$1,135	$1,391	$2,353
Stock Index	$899	$1,086	$1,308	$2,185
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If Contract Annuitized or Not Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$212	$653	$1,121	$2,415
Diversified Bond	$196	$608	$1,044	$2,259
Equity	$199	$617	$1,060	$2,290
Flexible Managed	$216	$665	$1,142	$2,457
Global	$234	$720	$1,233	$2,641
Government Income	$206	$635	$1,091	$2,353
Stock Index	$189	$586	$1,008	$2,185
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* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

The Financial Highlights and Accumulation Unit Value Tables appear at the end of this Prospectus.

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SUMMARY

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About the Contracts and the MEDLEY Program

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The Contracts
Five of the six group variable annuity contracts that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases – an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase – the income period – occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the "Contractholder" and the person for whom contributions are being made is a "Participant."

The MEDLEY Program
The following six group annuity contracts make up the MEDLEY Program:

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  VCA 10 Contract - which provides for contributions to be invested in VCA 10.

  VCA 11 Contract - which provides for contributions to be invested in VCA 11.

  VCA 24 Contract - which provides for contributions to be invested in one or more of the Portfolios of The Prudential Series Fund.

  Qualified Combination Contract -is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

  Non-Qualified Combination Contract -is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

  Companion Contract -is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)

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Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you.Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10,VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the addressshown on the cover of this prospectus.

Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contractwill fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performanceis not a guarantee of future results.

Contributions
Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributionsare being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among theinvestment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Companyof America.

Charges
No sales charge is deducted when a contribution is made. However, there may be a sales charge when a contribution is withdrawnfrom VCA 10, VCA 11 or VCA 24. This is known as a "deferred sales charge" and covers Prudential's sales expenses. A deferredsales charge is charged only when contributions are withdrawn by a Participant during the first 7 years of his or her participationin the MEDLEY Program.

The maximum deferred sales charge is 7% and applies to contributions withdrawn during the first year of participation. Afterthe first year, the deferred sales charge decreases. No deferred sales charge is imposed on contributions that are withdrawn:

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  to purchase an annuity under a Contract,

  to provide a death benefit,

  under the systematic withdrawal plan, under a minimum distribution plan,in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement,

  pursuant to the implementation or rebalancing of a model asset allocation program provided by Prudential,

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  (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder.

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Ifyou decide to transfer contributions among the investment options available under your Contract, you will not be subjectto a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposesof determining any deferred sales charges on future withdrawals.

An annual account charge may also be made. This charge will not exceed $30 in any calendar year and will be divided up amongyour investment options.

VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administrationfee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will havethe effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation periodof your Contract. There are no mortality and expense risk fees under the Contracts.

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Withdrawals & Transfers
As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paperform or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available,including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements withthe Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 877-778-2100. All permitted internettransactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly toparticipants as authorized by the Contractholder.

All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24must be made in one of the following ways:

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  by U.S. mail to Prudential Retirement, P.O.Box 5410, Scranton, Pennsylvania 18505-5410,

  by other delivery service – for example, Federal Express – to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or

  by fax to Prudential Retirement, Attn: Client Services at (866) 439-8602.

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Inorder to process a withdrawal request or death benefit claim, it must be submitted to Prudential in "good order" whichmeans all requested information must be submitted in a manner satisfactory to Prudential.

In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential.In that case, withdrawal and transfer procedures may vary.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Daybefore the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange mayclose or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.For purposes of the preceding sentence, we define "good order" generally as an instruction received by Prudential that issufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

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About Prudential & The Investment Options

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Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirectsubsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential's ultimateparent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However,neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential mayowe under the contract or policy.

Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential'sfinancial statements are included in the SAI.

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is theprincipal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for theContracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its main offices are located atGateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

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The Investment Options & The Prudential Series Fund
VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential.This means the assets of each are the property of Prudential but are kept separate from Prudential's general assets and cannotbe used to meet liabilities from Prudential's other businesses.

VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registeredwith the SEC as a unit investment trust, which is another type of investment company.

If VCA 24 is available under your Program, you may invest in one or more of the portfolios of The Prudential Series Fund(Series Fund). Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investmentcompany. Shares of the Series Fund are sold at their net asset value to separate accounts (like VCA 24) established by Prudentialand certain other insurers that offer variable life and variable annuity contracts.

Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible thatin the future the interest of one type of account may conflict with the other. This could occur, for example, if there arechanges in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudentialand the Series Fund Board of Trustees carefully monitor events in order to identify any material conflicts.

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INVESTMENT PRACTICES

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Investment Objectives & Policies

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Investment Practices
Before making your allocation decision, you should carefully review the investment objectives and policies of each of yourinvestment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which mayaffect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fundportfolios will meet their objectives.

Investment Objectives & Policies: VCA 10
VCA 10's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in equity securitiesof major, established corporations. VCA 10 may also invest in preferred stocks, warrantsand bondsthat can be converted into a company's common stock or other equity security.

Equity securities – such as common stocks – are subject to company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance,changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject tomarket riskstemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cyclesand market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include politicalevents, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the priceof all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relativelylow price. If the overall market is dropping, the value of all stocks are likely to drop.

Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long termdebt instrumentsthat have been rated "investment grade." (This means major rating services, like Standard Poor's Ratings Group or Moody'sInvestors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adversemarket conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particulardebt instrument could decrease. Debt investments may involve credit risk– the risk that the borrower will not repay an obligation, and market risk– the risk that interest rates may change and affect the value of the investment.

VCA 10 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American DepositaryReceipts (ADRs), American Depositary Shares (ADSs) and similar receipts or shares. ADRs and ADSs are certificates representingthe right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. ADRsand ADSs are generally thought to be less risky than direct investment in foreign securities because they can be transferredeasily, have readily available market quotations, and the foreign companies that issue them are usually subject to the sametypes of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs and ADSs involvespecial risks that should be considered carefully by investors. These risks include political and/or economic instabilityin the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be lesspublicly available information about a foreign company than about a U.S. company.

Although not a principal strategy, VCA 10 may invest in other foreign securities, including foreign securities not tradedon a U.S. or foreign exchange. These foreign securities, like the foreign securities described above, share the same specialrisks as described above.

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respectivecommitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate paymentsin exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms,such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlyinginstruments. Despite their differences in form, the function of interest rate swaps is generally the same – to increase ordecrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preservea return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the priceof securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to coverits obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movementsis incorrect, VCA 10's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthinessdeclines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposureunder an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day – once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

We may also purchase and sell futures contracts on foreign currencies or groups of foreign currencies.

In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10 – as a covered call option writer – is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts – called REITs – that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not – such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 10 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collaterized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it "sold." Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.

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Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original "sale."

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10's obligation to repurchase the securities.

From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.

VCA 10 may also use forward foreign currency exchange contracts. VCA 10's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 10 may lend its portfolio securities and invest up to 15% of its net assets in illiquid securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.

More information about some of the investment techniques described above is provided in the SAI.

Investment Objectives & Policies: VCA 11
VCA 11's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, as well as commercial paper, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies and obligations issued by U.S. and foreign banks, companies or foreign governments.

We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940 (the Investment Company Act). As such, we will not acquire any security with a remaining period to repayment of principal exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus for more information on these requirements.)

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. Certificates of deposit, time deposits, bankers' acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a relatively short period of time, in compliance with the rules

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applicable to money market mutual funds.

VCA 11 may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.

From time to time, VCA 11 may invest in repurchase agreements. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collaterized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 11 may enter into joint repurchase transactions with other Prudential investment companies.

From time to time, VCA 11 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

Up to 10% of VCA 11's net assets may be invested in illiquid securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Debt obligations, including money market instruments, also involve credit risk – the risk that the borrower will not repay an obligation, and market risk – the risk that interest rates may change and affect the value of the obligation. There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 11 could lose value, and you could lose money.

VCA 11's investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. VCA 11's foreign securities may also be affected by changes in foreign currency rates. These effects would be linked to the ability of the issuer to repay the debt in U.S. dollars.

More information about some of the investment techniques described above, is provided in the SAI.

An investment in VCA 11 is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA 11 seeks to preserve the value of your investment, it is possible to lose money by investing in VCA 11.

The Series Fund Portfolios
We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.

Conservative Balanced Portfolio. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.

Diversified Bond Portfolio. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.

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Equity Portfolio. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.

Flexible Managed Portfolio. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.

Global Portfolio. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.

Government Income Portfolio. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S.
Government.

Stock Index Portfolio. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.

The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities, which are also referred to as "junk" bonds. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund's SAI.

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UNIT VALUE

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How Unit Value is Determined

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To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the SeriesFund are described in the accompanying SeriesFund prospectus.

The Unit Value for VCA 10 and VCA 11 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 and VCA 11 do not price their Unit Values on days when the NYSE is closed but the primary markets for VCA 10's and VCA 11's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 and VCA 11 will ordinarily price their Unit Value on days the NYSE is open but foreign securities markets are closed.

Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All short-term debt securities held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Other debt securities – those that are not valued on an amortized cost basis – are valued using an independent pricing service.

Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded, which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Securities for which no market quotations are available will be valued at fair value under the direction of the VCA 10 or VCA 11 Committee. VCA 10 and VCA 11 also may use fair value pricing if they determine that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Unit Value of VCA 10 or VCA 11 is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that VCA 10 or VCA 11 uses to determine their Unit Values may differ from the security's quoted or published price. Except when PI fair values securities, it normally values each foreign security held by VCA 10 or VCA 11 as of the close of the security's primary market.

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MANAGEMENT

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The Committee

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VCA 10 and VCA 11 each has a Committee – similar to a board of directors – that provides general supervision. The members of the VCA 10 and VCA 11 Committees are elected for indefinite terms by the Participants of VCA 10 and VCA 11, respectively. A majority of the members of each Committee are not "interested persons" of Prudential Financial or its affiliates, as defined by the Investment Company Act. Information about the Series Fund's Board of Trustees is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.

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Advisory Arrangements

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Prudential Investments LLC (PI) serves as investment manager to VCA 10 and VCA 11. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $[ ] billion.

Under management agreements with VCA 10 and 11, PI manages VCA 10 and 11's investment operations and administers their business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10, and 0.25% of the average daily net assets of VCA 11. Under the management agreement with VCA 10 and 11, PI is responsible for selecting and monitoring one or more subadvisors to handle the day-to-day investment management of VCA 10 and 11. PI, not VCA 10 and 11, pays the fees of the subadvisors. Pursuant to an order issued by the SEC, VCA 10 and 11 may add or change a subadvisor, or change the agreement with a subadvisor, if PI and VCA 10 and 11's Committee concludes that doing so is in the best interests of VCA 10 and 11 Contractowners and Participants. VCA 10 and 11 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 and 11 of any such change.

VCA 10's current subadvisor is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary located at 466 Lexington Avenue, New York, New York 10017. PI pays Jennison a subadvisory fee equal to 0.200% annually of the net assets under Jennison's management.

VCA 11's current subadvisor is Prudential Investment Management, Inc. (PIM), a Prudential Financial subsidiary, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. Under its agreement with PIM, PI pays PIM a subadvisory fee equal to 0.06% annually of the net assets under PIM's management.

Jennison and PIM may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 and 11 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

David A. Kiefer is the portfolio manager of VCA 10 and has day-to-day management responsibility over all aspects of VCA 10's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed VCA 10 since September 2000.

The portfolio manager for VCA 10 is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about Mr. Kiefer's compensation, other accounts that he manages, and his ownership of VCA 10 securities.

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A discussion of the factors considered by the VCA 10 Committee and VCA 11 Committee in re-approving the advisory agreements for VCA 10 & VCA 11 appear in the most recent semi-annual report for the VCA Accounts.

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CONTRACT CHARGES

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Sales Charges & Fees

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Deferred Sales Charge. No sales charge is imposed when a contribution is made on your behalf to VCA 10, VCA 11 or VCA 24. This means 100% of the contribution is invested. However, a deferred sales charge may be imposed if contributions are withdrawn within seven years after you began your participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. In the event of such cancellation Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The maximum deferred sales charges that may be imposed are shown below. Certain Contracts may impose lower deferred sales charges.

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Maximum Deferred Sales Charges

Years of Participation*	Deferred Sales Charge**
Up to 1 Year	7%
1 Year up to 2 Years	6%
2 Years up to 3 Years	5%
3 Years up to 4 Years	4%
4 Years up to 5 Years	3%
5 Years up to 6 Years	2%
6 Years up to 7 Years	1%
7 Years and after	0%
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* If you make a withdrawal on the anniversary date of your participation in the MEDLEY Program, any applicable deferred sales charge will be based on the longer period of Program participation.

** Deferred Sales Charge Shown is a Percentage of Contributions Withdrawn.

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The deferred sales charge is used to compensate PIMS for its expenses in selling the Contracts. If PIMS' expenses exceed the amount of deferred sales charges received, Prudential will make up the difference from its general account, which may include proceeds derived from the administrative or other fees under the Contracts.

The applicable deferred sales charge is deducted from the amount withdrawn. For purposes of calculating charges, your participation in the MEDLEY Program begins on the date we accept the first contribution made on your behalf under one of the Contracts, a Companion Contract, the fixed rate option, mutual fund or other investment vehicles made available by Prudential. Before a contribution will be accepted, however, it must be received in "good order." This means that all requested information must be submitted in a manner satisfactory to Prudential.

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Waiver of Deferred Sales Charge. A deferred sales charge will not be imposed on any contributions you withdraw:

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  to purchase an annuity under a Contract,

  to provide a death benefit,

  under the systematic withdrawal plan,

  under a minimum distribution plan,

  in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement,

  (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder, or pursuant to the implementation or rebalancing of a model asset allocation program provided by Prudential,

  after 7 years of participation in the MEDLEY Program.

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If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

Under certain circumstances, you may borrow contributions made on your behalf. A loan will reduce the number of your Units but

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will not be subject to a deferred sales charge. As you pay back the loan, any principal repayment will be treated as a newcontribution for purposes of calculating any deferred sales charge on future withdrawals. If a Participant defaults on a loan,the outstanding balance of the loan will be treated as a withdrawal and the deferred sales charge will apply.

Withdrawals, transfers and loans from VCA 10, VCA 11 and VCA 24 are considered to be withdrawals of contributions until allof the Participant's contributions have been withdrawn, transferred or borrowed. No deferred sales charge is imposed on withdrawalsof any amount in excess of contributions.

Annual Account Fee. Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudentialand will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business dayof each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the numberof months remaining in the calendar year after the first contribution is made.

If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, thefee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all ofyour contributions in the same year the initial contribution is made – in which case, the full account fee will be charged.

The total annual account charge with respect to all of a Participant's accounts will not be greater than $30. The chargewill first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a CombinationContract. If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is toosmall to pay the charge, the charge will be made against the Participant's account in VCA 11. If the Participant has no VCA11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant's VCA10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be madeagainst any one or more of the Participant's accounts in VCA 24.

Charge for Administrative Expense and Investment Management Services. Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administrationservices. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing theirinvestment performance, which in turn, determines how much you earn during the accumulation period of your Contract.

VCA 10 and VCA 11 are each charged an annual investment management fee of 0.25% of their net assets. In addition, each isalso charged a maximum annual administration fee of 0.75% of its net assets. Prudential may impose a reduced administrativefee where warranted by economies of scale and the expense characteristics of the contractholder's retirement arrangement.VCA 24 is subject to an annual administrative fee of 0.75% of its net assets.

Although VCA 24 itself does not pay an investment management fee, the Series Fund Portfolios do as follows:

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The Prudential Series Fund: Investment Management Fees

Portfolio	Investment Management Fee
Conservative Balanced	0.55%
Diversified Bond	0.40%
Equity	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
Stock Index	0.35%
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Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the feesof the Series Fund's custodian and transfer agent. More information about these expenses is included in the accompanying SeriesFund prospectus.

Modification of Charges. Under certain of the Contracts, Prudential may impose lower deferred sales charges and account fees. We would do this ifwe think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. Thismight occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts areperformed by the Contractholder or a third party. We may also lower the deferred sales charge to comply with state laws.

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THE CONTRACT

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Introduction

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The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually – although not always – have the rights under the Contract described in this prospectus.

You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights. For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.

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Accumulation Period

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Contributions
In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.

You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus – or if some other organization provides the recordkeeping services under your Contract, by contacting them; or by calling Prudential Retirement at 877-778-2100, or on-line at www.prudential.com/online/retirement.

When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

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  If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.

  If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

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Inthis event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considereda prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returningproceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974,as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to havethe proceeds paid into a qualified trust or annuity contract.

Unit Value
Unit Values are determined each business day by multiplying the previous day's Unit Value by the "gross change factor" forthe current business day and reducing this amount by the daily equivalent of the investment management and administrativefees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day's net assets, ignoring changesresulting from new purchase payments and withdrawals, by the previous day's net assets. The gross change factor for VCA 24is calculated by dividing the current day's net asset value per share of the applicable portfolio of the Series Fund by theprevious day's net asset value per share.

Withdrawal of Contributions
Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you canwithdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal RevenueCode, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least59 1 /2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salarymay sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirementarrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made withafter-tax dollars.

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Retirement arrangements that are not covered by Sections 401(a)or 403(b)of the Internal Revenue Code are subject to different limitations. For example, Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1 /2 years of age, no longer works for his or her employer or for unforeseeable emergencies.

Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.

Spousal Consent Rules for Retirement Plans – Qualified Contracts
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Depending on the design of your plan, less stringent spousal consent rules may apply.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances – for example, when the New York Stock Exchange is closed or trading is restricted.

Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.

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Systematic Withdrawal Plan
If you are at least 59 1 /2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments

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will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.

Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1 /2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)

Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:

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  First, VCA 11 Units,

  Next VCA 10 Units

  Next, Units in the Equity Portfolio of the Series Fund,

  Next, Units in the Diversified Bond Portfolio of the Series Fund,

  Next, Units in the Conservative Balanced Portfolio of the Series Fund,

  Next, Units in the Flexible Managed Portfolio of the Series Fund,

  Next, Units in the Stock Index Portfolio of the Series Fund,

  Next, Units in the Government Income Portfolio of the Series Fund, and

  Next, Units in the Global Portfolio of the Series Fund.

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Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program inorder to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if thisapplies to you.

Death Benefits
In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to theParticipant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receivethe claim in good order, less the annual account fee.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals,as an annuity, or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of theInternal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four optionswithin the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit,he or she will receive a one-sum cash payment equal to the aggregate value of the Participant's Units less the annual accountfee.

Required Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paidin one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to thepayment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals,transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.

ERISA.Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies priorto the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a "qualified pre-retirementsurvivor annuity." This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased withno less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spousemay consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, containthe signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative.If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant's Units will be paidto the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designatedbeneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from amongthe forms of annuity available. (See "The Annuity Period – Available Forms of Annuity," below.) He or she will be entitledto the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiarymay

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make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminatethe withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiarymay also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.

Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefitof your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. Nodeferred sales charges will apply on withdrawals by a beneficiary.

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Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose – just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units – less the annual account charge – as of the date of cancellation.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)

Transfer Payments
Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In order to make a transfer, you need to provide us with a completed written transfer request form or a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.

Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section403(b)of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.

If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.

Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you

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will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.

Some states may not allow these privileges.

Prudential Mutual Funds
We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by Prudential Investments LLC. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features – such as a minimum death benefit – as the MEDLEY Contracts.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change. After an offering, a Participant may only make transfers to the Prudential mutual funds to the extent his or her Units are not subject to a deferred sales charge.

Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant's mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.

Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.

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Loan Program
The loans described in this section are generally available to Participants in 401(a)and 403(b) Programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the Loan Program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section (which involve the variable investment options) work as follows:

A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this Loan Program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Balance used for security on the loan. The term "Participant" for purposes of the loan program only, means a Participant or Beneficiary who is a "party in interest" to the Plan, including a Participant whose employment with a Plan Sponsor has ended.

Non-Automated Loans (Loans Requested Via Paper Form) - A Participant may apply for a loan by submitting a duly completed loan application ("Application") to Prudential that has been signed by the Participant and Prudential must approve the loan.

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If permitted under the Contract, Automated Loans (Loans Requested Via Telephone or Internet) - An active Participant may apply for a loan by submitting an Application, in a form prescribed by Prudential and consistent with the terms of this Loan Program, to Prudential by authorized electronic means. The date and time of receipt will be appropriately recorded.

An Application fee of up to $100.00 for The Medley Program will be charged to participants for each new loan and it is not refundable. In addition, there is an annual processing charge of up to $60.00 for The Medley Program that will be deducted from a participant's account.

Availability of Participant Loans. If permitted under the terms of the Contract, Participant loans must be made available to Participants in a reasonably equivalent manner. Prudential may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A Participant may not make, and the Plan will not accept, a Direct Rollover of a loan from the plan of a Participant's former employer.

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Reasonable Rate of Interest. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Contract will prescribe a means of establishing a reasonable interest rate, which has been determined to approximate a commercially reasonable rate for the Participant loans. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. These rights will only apply to a loan issued after the change(s) takes effect.

Adequate Security. All Participant loans must be adequately secured. The Participant's vested Account Balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant's vested Account Balance, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan generally must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan. If permitted by the Contract, Loan repayments may be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Employer intends to remit repayments by payroll deduction substantially on the 45th calendar day from the loan issuance date. Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected to be able to use payroll repayment or to return promptly to payroll payment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant's return to employment (or after the end of the 12-month period, if earlier), the Participant's outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

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Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant's return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant's military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant's military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

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Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

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  $50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the Plan as of the date such loan is made), or

  One-half ( 1 / 2 ) of the Participant's vested Account Balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.

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The minimum loan amount is as specified in the Contract, or if not specified, $1,000 as determined by Prudential and permittedunder 29 CFR §2550.408b-1(b)(2). For purposes of this limit, an "outstanding loan" includes a loan for which a "deemed distribution"has occurred, following the borrower's default and pursuant to Treas. Reg. §1.72(p)-1, unless the borrower repays the outstandingbalance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitationsunder this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignmentor pledge of any portion of the Participant's interest in the Plan and any loan, pledge, or assignment with respect to anyinsurance contract purchased under the Plan will be treated as loan under this Section. Since Prudential cannot monitor aParticipant's loan activity relating to other plans offered to Participant's, it is the Participant's responsibility to doso. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution.

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Onlyone outstanding loan is allowed per Participant.

A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made.If the Contract does not specify procedures designating the type of contributions from which the Participant loan will bemade, such loan is deemed to be made on a proportionate basis from each type of contribution. Unless requested otherwise onthe Participant's loan application, a Participant loan will be made equally from all investment funds in which the applicablecontributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw theParticipant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, Loan repaymentswill be invested according to the participant's investment allocation for current contributions unless otherwise elected bythe participant.

Procedures for Loan Default. If the Plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrowernormally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is madewithin a grace period. The grace period will be within 90 days after each due date, but may be extended by determination ofPrudential to the date the late payment is actually made for specific causes that are beyond the Participant's control andare consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the endof the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due tothe following:

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  Failure to pay on time (including within any grace period allowed under loan procedures used for the Plan);

  Death of the participant;

  Failure to pay on time any other or future debts to the Plan;

  Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect;

  Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;

  When the participant becomes insolvent or bankrupt

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AParticipant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loanis not made by the end of the grace period or no later than calendar quarter following the calendar quarter in which the missedpayment was due.

If a Participant defaults on a Participant loan, Prudential will send the appropriate tax information to the Participantand the Internal Revenue Service. The Plan may not offset the Participant's Account Balance until the Participant is otherwiseentitled to an immediate distribution of the portion of the Account Balance that will be offset and such amount being offsetis available as security on the loan,. For this purpose, a loan default is treated as an immediate distribution event to theextent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result ofthe loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest throughthe date of repayment) at any time.

Pending the offset of a Participant's Account Balance following a defaulted loan, the following rules apply to the amountin default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001:

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  Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

  A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

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The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of theoffset.

Loan Repayments may continue beyond termination of employment.

A participant may not request a Direct Rollover of the loan note.

Modified Procedures. Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be providedby Prudential. These Contracts may have different deferred sales charges and annual account charges than those described inthis prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information,contact your Contractholder or third party recordkeeper.

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Annuity Period

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Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.

Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the Securities Act) nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Available Forms of Annuity
Option 1 – Life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made – 60, 120, 180 or 240 months – so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.

Option 2 – Annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Option 3 – Joint and survivor annuity with payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the "contingent annuitant," if living, for the remainder of her or his lifetime.

When you purchase this type of annuity you will be asked to:

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  specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) and set the percentage of the monthly payment – for example, 33% or 66% or even 100% – you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.

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Ifboth you and the contingent annuitant pass away during the period certain, payments will be made to the properly designatedbeneficiary.

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Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity are available under the Contracts.

Purchasing the Annuity
Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in good order and you will receive your first annuity payment within one month after that. If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January1 of any year. The remainder – less any applicable taxes on annuity considerations – will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.) The scheduleof annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.

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Schedule of Variable Annuity Purchase Rates . The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

Deductions for Taxes on Annuity Considerations. Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in VCA 2 to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 5%.

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Other Information

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Assignment . The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contracts . We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.

Some Contracts also provide that after they have been in effect for five years, Prudential may change:

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  the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,

  the terms and conditions under which a deferred sales charge is imposed,

  the minimum contribution amount, and

  the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).

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These changes would apply to all of your contributions, regardless of when they were made.

Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential – however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.

We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC's permission and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income

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Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports. At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

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ADDITIONAL INFORMATION

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Sale & Distribution

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Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

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Federal Taxation

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The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Tax-qualified Retirement Arrangements Using the Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b)(Section403(b)plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of "Entity Owners" below, which may be applicable in certain circumstances.

Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings. Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January1, 1936.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the "Taxes on Withdrawals and Surrender" section below. Participants contemplating a withdrawal should consult a qualified tax adviser.

Required Minimum Distribution Rules. In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1 /2 or (2) you retire. The following exceptions apply:

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  For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.

  For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April1 of the calendar year following the year you attain age 70 1 /2.

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Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.

Distributions to beneficiaries are also subject to required minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the required minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the required minimum distribution requirements, an excise tax applies.

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Non-qualified Arrangements Using the Contracts
Taxes Payable by Participants. Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender. Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.

If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.

If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments. A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Penalty Taxes on Withdrawals and Annuity Payments. Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

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  the amount is paid on or after you attain age 59 1 /2 or die;

  the amount received is attributable to your becoming disabled, as defined under federal tax law;

  the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or

  the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

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If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1 /2 (or before the end of the five year period beginning with the first payment and ending after age 59 1 /2, if later), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries. Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain

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required minimum distribution requirements apply upon death of a Participant as discussed further below.

Required Distributions Upon Death of Participant. Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

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  If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

  If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

  If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

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Entity Owners
Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements
Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called "Revenue Ruling 90-24" exchanges or transfers, are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009 but there is great uncertainty about their application to contract exchanges that take place during the period following September 24, 2007 and before January 1, 2009 (the "gap period"). Because of this uncertainty, it is possible that an exchange that takes place during the gap period may cause you to incur taxation on the value of the contract. But it is also possible that such an exchange will not have adverse tax consequences. Through industry groups, we are pursuing more IRS guidance on this critical issue. In the meantime, before you request an exchange during the gap period you should consult with your tax advisor.

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Withholding

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Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rulesif withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions.

Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

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Death Benefits

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In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

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Taxes on Prudential

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VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

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Voting Rights

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VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants/Contractholders, as those Participants/Contractholders direct.

Meetings are not necessarily held every year. VCA 10 and VCA 11 meetings may be called for such purposes as to elect Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.

Prudential votes on behalf of the VCA 24 Participants/Contractholders on matters relating to the Series Fund. Participants/Contractholders can direct how Prudential will vote for them.

As a VCA 10 or VCA 11 Participant/Contractholder, you are entitled to the number of votes that corresponds to the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote – for example, if 25% of those who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

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Litigation

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Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Prudential is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

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Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General's Office ("NYAG"), the Securities and Exchange Commission, the Connecticut Attorney General's Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries, and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing the state law claims without prejudice, and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential's business.

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In April 2005, Prudential voluntarily commenced a review of its accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements,

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including those relating to Prudential's wind down and divested businesses and discontinued operations. Subsequent to commencing its voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the Securities and Exchange Commission for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential's property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that Prudential may receive additional requests from regulators relating to reinsurance arrangements. Prudential intends to cooperate with all such requests.

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In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents' wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys' fees. In December 2007, plaintiffs moved to certify the class. The motion is pending.

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From November 2002 to March 2005, eleven separate complaints were filed against PFI and the law firm of Leeds Morelli Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential's liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court's decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs' motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs' motion for a joint trial on liability issues. In June 2007, PFI and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims but denied the motion with respect to the other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating they were seeking damages in the amount of $6.5 billion.

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In August 1999, a Prudential employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between Prudential and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA's fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

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In October 2007, Prudential's subsidiary, Prudential Retirement Insurance and Annuity Co. ("PRIAC") filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance and Annuity Company v. State Street Global Advisors, in PRIAC's fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors ("SSgA") and SSgA's affiliate, State Street Bank and Trust Company ("State Street"). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payment from funds provided by PRIAC for the losses referred to above. Prudential's financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in "Change in net unrealized capital gains (loss)", reflecting these payments to plan clients and certain related costs.

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Prudential's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential's litigation and regulatory matters, it is

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also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential's financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential's financial position.

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Policies of the VCA Accounts

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DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the policies and procedures of the VCA Accounts with respect to the disclosure of portfolio securities is described in the Statement of Additional Information.

FREQUENT TRADING POLICY OF VCA 24. The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing" or "excessive trading," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider "market timing/excessive trading" to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.

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In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

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• Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

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• Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

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• Action by an Underlying Fund. The Prudential Series Fund portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

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A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.

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37
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The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.

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Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

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Frequent Trading Policy of VCA-10. VCA 10 seeks to prevent patterns of frequent purchases and redemptions of VCA 10 Units by Contractholders and Participants. Frequent purchases and sales of VCA 10 Units may adversely affect VCA 10 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 10 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 10's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 10 cannot predict how much cash it will have to invest. In addition, if VCA 10 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 10 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.

VCA 10 does not knowingly accommodate or permit frequent trading, and the VCA 10 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.

Trading in VCA 10 is subject the procedures, warnings and restrictions outlined in the previous section for VCA 24. Therefore, under the Contracts, trading by Contractholders and Participants in VCA 24 investment options and VCA 10 are subject to the same overall restrictions on frequent trading.

Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 10 to prevent such trading, there is no guarantee that VCA 10 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 10 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.

Because VCA 11 is a money market fund that is not generally designed for long-term investing, and frequent trading of VCA 11 Units does not generally present risks to other investors in VCA 11, the Committee has determined that, at the present time, VCA 11 need not adopt policies and procedures to limit frequent trading of VCA 11 Units.

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SERVICE PROVIDERS. We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following: MIS, an ADP company (proxy tabulation services) located at 60 Research Road, Hingham, MA 02043; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Ave Scranton, PA 18503; Morningstar Associates LLC (asset allocation services) located at 225 West Wacker Drive Chicago, IL 60606; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105; Broadridge (fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 1981 Marcus Avenue Lake Success, NY 11042; Accurint (customer identification reviews) located at 6601 Park of Commerce Blvd Boca Raton, FL 33487.

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Other Information

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Registration statements under the Securities Act of 1933 have been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.

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38
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

Table of Contents: Statement of Additional Information

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Table of Contents — Statement of Additional Information

Investment Management & Administration of VCA 10, VCA 11 and VCA 24	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 10 and VCA 11	8
Non-Fundamental Investment Restrictions adopted by VCA 10 and VCA 11	9
Investment Restrictions Imposed by State Law	10
Additional Information About Financial Futures Contracts	10
Additional Information About Options	11
Forward Foreign Currency Exchange Contracts	15
Interest Rate Swap Transactions	15
Loans of Portfolio Securities	15
Portfolio Turnover Rate	16
Portfolio Brokerage and Related Practices	16
Custody of Securities	17

The VCA 10 and VCA 11 Committees and Officers	18
Management of VCA 10 and VCA 11	18

Policies of VCA 10 and VCA 11	23
Proxy Voting & Recordkeeping	23
Disclosure of Portfolio Holdings	24

Information About Prudential	26
Directors and Senior Officers of The Prudential Insurance Company of America	26

Sale of Group Variable Annuity Contracts	29
Information About Contract Sales	29

Financial Statements	30
Financial Statements of VCA 10 and VCA 11	30
Financial Statements of VCA 24	31
Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries	32
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39
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

APPENDIX

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Description of Terms

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Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.

The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

"U.S. Government obligations" are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

"Bank obligations" include (1) "Certificates of deposit" which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) "Bankers' acceptances" which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3)"Time deposits" which are non-negotiable deposits in a bank for a fixed period of time.

"Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows: A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. (Moody's). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer: (2) economic evaluation of the issuer's industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor's Ratings Group (SP) has the following characteristics as determined by SP; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

"Other corporate obligations" are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged by SP to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by SP to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

A "first tier" security is either (1) an "eligible security" that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations (NRSROs)* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (2) is an unrated

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40
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short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.

A "second tier" security is any "eligible security" other than a "first-tier" security.

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* There are other NRSROs, in addition to SP and Moody's, that use similar methodologies to rate debt securities.

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41
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FINANCIAL HIGHLIGHTS

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Introduction

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The following financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for each of the years prior to and including the year ended December 31, 2003 have been audited by another independent registered public accounting firm, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in the Annual Reports for VCA 10 and VCA 11, which is available, at no charge, as described on the back cover of this prospectus.

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42
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VCA 10 Financial Highlights

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Financial Highlights for VCA 10: Income and Capital Changes per Accumulation Unit* (For an Accumulation Unit Outstanding Throughout the Period)

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Investment Income	$.1753	$.1539	$.1061	$.1198	$.0827	$.0760	$.0963	$.1108	$.1232	$.0956
Expenses
Investment Management Fee	(.0274)	(.0237)	(.0193)	(.0170)	(.0142)	(.0143)	(.0172)	(.0173)	(.0172)	(.0177)
Assuming Mortality & Expense Risks	(.0821)	(.0710)	(.0600)	(.0522)	(.0424)	(.0429)	(.0511)	(.0515)	(.0513)	(.0530)
Net Investment Income	.0658	.0592	.0268	.0506	.0261	.0188	.0280	.0420	.0547	.0249

Capital Changes
Net realized gain (loss) on investments	1.8696	1.6855	.8647	.4174	(.0999)	(.6619)	(.5812)	.4789	.2357	.8002
Net change in unrealized appreciation (depreciation)of investments	(1.3347)	(.4319)	.6037	.1877	1.8517	(.8691 )	(.2203)	.0322	(.2634)	(1.0426)
Net Increase (Decrease) in Accumulation Unit Value	.6007	1.3128	1.4952	.6557	1.7779	(1.5122)	(.7735)	.5531	.0270	(.2175)

Accumulation Unit Value
Beginning of Year	10.3312	9.0184	7.5232	6.8675	5.0896	6.6018	7.3753	6.8222	6.7952	7.0127
End of Year	$10.9319	$10.3312	$9.0184	$7.5232	$6.8675	$5.0896	$6.6018	$7.3753	$6.8222	$6.7952
Total Return**	5.81%	14.56%	19.87%	9.55%	34.93%	(22.91)%	(10.49)%	8.10%	.40%	(3.10)%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Average Net Investment Income to Average Net Assets***	.60%	.62%	.32%	.72%	.45%	.33%	.40%	.60%	.79%	.36%
Portfolio Turnover Rate	65%	60%	51%	62%	63%	70%	79%	77%	82%	49%
Number of Accumulation Units Outstanding For Participants at end of year (000 omitted)	24,945	27,921	33,107	36,252	39.109	41,632	44,444	50,430	63.330	80,431
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* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
*** These calculations exclude PICA's equity in VCA 10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

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43
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


VCA 11 Financial Highlights

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Financial Highlights for VCA 11: Income and Capital Changes per Accumulation Unit* (For an Accumulation Unit Outstanding Throughout the Period)

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Investment Income	$.1735	$.1561	$.0985	$.0431	$.0374	$.566	$.1255	$.1772	$.1378	$.1411
Expenses
Investment Management Fee	(.0080)	(.0077)	(.0071)	(.0072)	(.0073)	(.0072)	(.0072)	(.0068)	(.0065)	(.0062)
Administrative Expenses	(.0235)	(.0228)	(.0223)	(.0221)	(.0220)	(.0218)	(.0214)	(.0204)	(.0194)	(.0186)
Net Increase in Accumulation Unit Value	.1420	.1256	.0691	.0138	.0081	.0276	.0969	.1500	.1119	.1163

Accumulation Unit Value
Begining of Year	3.1519	3.0263	2.9572	2.9434	2.9353	2.9077	2.8108	2.6608	2.5489	2.4326
End of Year	$3.2939	$3.1519	$3.0263	$2.9572	$2.9434	$2.9353	$2.9077	$2.8108	$2.6608	$2.5489
Total Return**	4.51%	4.15%	2.33%	0.47%	0.28%	0.95%	3.45%	5.64%	4.39%	4.78%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets**	4.39%	4.06%	2.30%	0.46%	0.28%	0.94%	3.38%	5.53%	4.29%	4.78%
Number of Accumulation Units Outstanding
For participants at end of year (000's omitted)	16,560	18,183	20,822	24,298	26,594	30,128	27,387	28,305	34,100	34,882
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* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
*** These calculations exclude PICA's equity in VCA 11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

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44
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


VCA 24 Accumulation Unit Values

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Equity Portfolio

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$5.79	$5.18	$4.69	$4.29	$3.28	$4.2619	$4.8374	$4.7195	$4.2286	$3.8962
End of period (rounded)	$6.28	$5.79	$5.18	$4.69	$4.29	$3.2844	$4.2619	$4.8374	$4.7915	$4.2286
Accumulation Units Outstanding at period-end (000 omitted)	35,561	40,231	48,063	52,914	57,887	61,697	66,361	74,814	93,084	111,855
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

Diversified Bond Portfolio

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$3.45	$3.31	$3.23	$3.08	$2.89	$2.7174	$2.5575	$2.3475	$2.3829	$2.2404
End of period (rounded)	$3.62	$3.45	$3.31	$3.23	$3.08	$2.8913	$2.7174	$2.5575	$2.3475	$2.3829
Accumulation Units Outstanding at period-end (000 omitted)	12,786	13,825	16,274	17,201	18,392	18,903	18,533	18,285	20,408	23,260
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

Flexible Managed Portfolio

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$4.20	$3.77	$3.65	$3.32	$2.70	$3.1194	$3.3343	$3.4074	$3.1844	$2.9103
End of period (rounded)	$4.43	$4.20	$3.77	$3.65	$3.32	$2.7022	$3,1194	$3.3343	$3.4074	$3.1844
Accumulation Units Outstanding at period-end (000 omitted)	20,910	23,659	27,340	29,705	31,837	33,105	34,907	39,919	47,774	53,275
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

Conservative Balanced Portfolio

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$3.65	$3.33	$3.24	$3.02	$2.56	$2.8373	$2.9177	$2.9538	$2.7909	$2.5165
End of period (rounded)	$3.84	$3.65	$3.33	$3.24	$3.02	$2.5626	$2.8373	$2.9177	$2.9538	$2.7909
Accumulation Units Outstanding at period-end (000 omitted)	18,615	20,866	24,340	29,359	31,363	33,125	34,954	39,984	47,902	51,101
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

Stock Index Portfolio

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$6.77	$5.90	$5.69	$5.19	$4.08	$5.2818	$6.0491	$6.6972	$5.5972	$4.3910
End of period (rounded)	$7.06	$6.77	$5.90	$5.69	$519	$4.0795	$5.2818	$6.0491	$6.6972	$5.5972
Accumulation Units Outstanding at period-end (000 omitted)	35,874	40,673	48,486	53,129	56,656	58,988	62,175	70,145	80,502	78,885
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

Global Portfolio

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Begining of period (rounded)	$3.37	$2.83	$2.46	$2.26	$1.70	$2.2884	$2.7979	$3.4236	$2.3269	$1.8815
End of period (rounded)	$3.69	$3.37	$2.83	$2.46	$2.26	$1.7008	$2.2884	$2.7979	$3.4236	$2.3269
Accumulation Units Outstanding at period-end (000 omitted)	16,422	17,975	20,446	23,033	24,894	23,365	27,755	33,852	35,992	37,297

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45
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

Government Income Portfolio

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Beginning of period (rounded)	$2.47	$2.40	$2.36	$2.31	$2.27	$2.0416	$1.9031	$1.7011	$1.7614	$1.6267
End of period (rounded)	$2.60	$2.47	$2.40	$2.36	$2.31	$2.2708	$2.0416	$1.9031	$1.7011	$1.7614
Accumulation Units Outstanding at period-end (000 omitted)	12,257	14,155	16,286	16,915	18,552	20,931	16,319	14,712	17,652	20,924
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46
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

For More Information


Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:

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  Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

  Annual Report (including a discussion of market conditions and strategies that significantly affected the Contracts' performance during the previous year)

  Semi-Annual Report

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To obtain these documents or to ask any questions about the Contracts:


  Call toll-free 1-877-778-2100


or


  Write to The Prudential Variable Contract Account 10, 11 or 24, c/o Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789

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You can also obtain copies of Contract documents from the Securities and Exchange Commission as follows:

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By Mail:


  Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102 (The SEC charges a fee to copy documents.)

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In Person:


  Public Reference Room in Washington, DC (for hours of operation, call 202-551-8090


Via the Internet: www.sec.gov

SEC File No's.:
The Prudential Variable Contract Account 10: 811-03421
The Prudential Variable Contract Account 11: 811-03422
The Prudential Variable Contract Account 24: 811-05053

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MEDLEY PRO 2008
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The MEDLEY Program

April 29, 2008

STATEMENT OF ADDITIONAL INFORMATION

Group Variable Annuity Contracts issued through the MEDLEY Program are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10 (VCA 10), a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11 (VCA 11), a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24 (VCA 24). Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated April 29, 2008, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-800-778–2100.

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MEDLEY SAI 2007
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Investment Management and Administration of VCA 10 VCA 11 and VCA 24

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Table of Contents

3	Investment Management and Administration of VCA 10 VCA 11 and VCA 24
3	Management & Advisory Arrangements
8	Fundamental Investment Restrictions Adopted by VCA 10 and VCA 11
9	Non-Fundamental Restrictions Adopted by VCA 10 and VCA 11
10	Investment Restrictions Imposed by State Law
10	Additional Information About Financial Futures Contracts
11	Additional Information About Options
15	Forward Foreign Currency Exchange Contracts
15	Interest Rate Swap Transactions
15	Loans of Portfolio Securities
16	Portfolio Turnover Rate
16	Portfolio Brokerage and Related Practices
17	Custody of Securities & Securities Lending Agent

18	The VCA 10 and VCA 11 Committees and Officers
18	Management of VCA 10 and VCA 11

23	Policies of VCA 10 and VCA 11
23	Proxy Voting and Recordkeeping
24	Disclosure of Portfolio Holdings

26	Information About Prudential
26	Directors and Senior Officers of the Prudential Insurance Company of America

29	Sale of Group Variable Annuity Contracts
29	Information About Contract Sales

30	Financial Statements
30	Financial Statements of VCA 10 and VCA 11
31	Financial Statements of VCA 24
32	Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries
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Management & Advisory Arrangements

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TheManager of VCA 10 and VCA 11 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street,Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 10 and VCA11, comprise the Prudential mutual funds. As of December 31, 2007, PI served as the investment manager to all of the PrudentialU.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assetsof approximately $100 billion.

The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund (the Fund).The Prospectus and Statement of Additional Information of the Fund describes the investment management and administrationof the Fund and its various portfolios.

PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management HoldingCompany, which is a wholly-owned subsidiary of Prudential Financial, Inc.

Pursuant to Management Agreements with VCA 10 and VCA 11 (the Management Agreements), PI, subject to the supervision of theVCA 10 Committee and the VCA 11 Committee (the VCA Committees) and in conformity with the stated policies of VCA 10 and VCA11, manages both the investment operations of VCA 10 and VCA 11 and the composition of VCA 10's portfolio and VCA 11's portfolio,including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain booksand records of VCA 10 and VCA 11 in connection therewith. PI has hired subadvisers to provide investment advisory servicesto VCA 10 and VCA 11. PI also administers VCA 10's and VCA 11's corporate affairs and, in connection therewith, furnishesboth VCA 10 and VCA 11 with office facilities, together with those ordinary clerical and bookkeeping services which are notbeing furnished by State Street Bank Trust Company, VCA 10's and VCA 11's custodian (the Custodian). The management servicesof PI to VCA 10 and VCA 11 are not exclusive under the terms of the Management Agreement and PI is free to, and does, rendermanagement services to others.

During the terms of these Agreements for VCA 10 and VCA 11, PI bears the following expenses:

(a) the salaries and expenses of all Committee members, officers, and employees of VCA 10 and VCA 11, and PI,

(b) all expenses incurred by PI in connection with managing the ordinary course of VCA 10's and VCA 11's business, otherthan those assumed by VCA 10 and VCA 11 herein,

(c) the costs and expenses payable to each Subadviser pursuant to Subadvisory Agreements,

(d) the registration of VCA 10 and VCA 11 and their shares of capital stock for the offer or sale under federal and statesecurities laws,

(e) the preparation, printing and distribution of prospectuses for VCA 10 and VCA 11, and advertising and sales literaturereferring to VCA 10 and VCA 11 for use and offering any security to the public,

(f) the preparation and distribution of reports and acts of VCA 10 and VCA 11 required by and under federal and state securitieslaws,

(g) the legal and auditing services that may be required by VCA 10 and VCA 11,

(h) the conduct of annual and special meetings of persons having voting rights, and

(i) the custodial and safekeeping services that may be required by VCA 10 and VCA 11.

VCA 10 and VCA 11 assume and will pay the expenses described below:

(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 and VCA 11 inconnection with its securities and futures transactions,

(b) all taxes and corporate fees payable by VCA 10 and VCA 11 to federal, state or other governmental agencies,

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(c) the cost of fidelity, Committee members' and officers' and errors and omissions insurance,

(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10'sand VCA 11's business, and

(e) any expenses assumed by VCA 10 and VCA 11 pursuant to a Distribution and Service Plan adopted in a manner that is consistentwith Rule 12b-1 under the Investment Company Act of 1940 (the Investment Company Act).

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VCA10 and VCA 11 each pay a fee to PI for the services performed and the facilities furnished by PI computed daily and payablemonthly, at the rate of 0.25% and 0.25%, respectively, of the average daily net assets of VCA 10 and VCA 11. The table belowsets forth the amount of mangement fees paid by each of VCA 10 and VCA 11 to PI during the three most recent fiscal years.The Management Agreements provide that the Manager shall not be liable to VCA 10 or VCA 11 for any error of judgment by theManager or for any loss sustained by VCA 10 or VCA 11 except in the case of a breach of fiduciary duty with respect to thereceipt of compensation for services (in which case any award of damage will be limited as provided in the Investment CompanyAct) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreements provide that they shall terminate automatically if assigned, as defined in the Investment CompanyAct, and that they may be terminated without penalty by either the Manager or VCA 10 or VCA 11 (by the Committee Members orvote of at majority of the outstanding voting securities of VCA 10 or VCA 11, as defined in the Investment Company Act) uponnot more than 60 days' nor less than 30 days' written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expensesof VCA 10 or VCA 11. Fee waivers and subsidies will increase VCA 10's and VCA 11's total return. These voluntary waivers maybe terminated at any time without notice.

PI has entered into Subadvisory Agreements with Jennison Associates LLC (Jennison) with respect to VCA 10, and PrudentialInvestment Management, Inc. (PIM), with respect to VCA 11. The Subadvisory Agreements provide that Jennison and PIM furnishinvestment advisory services in connection with the management of VCA 10 and VCA 11, respectively. In connection therewith,Jennison and PIM are obligated to keep certain books and records of VCA 10 and VCA 11. PI continues to have responsibilityfor all investment advisory services pursuant to the Management Agreement and supervises Jennison's and PIM's performanceof those services. Pursuant to the Subadvisory Agreement with Jennison, PI compensates Jennison at the rate of 0.20% of VCA10's average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to Jennison during thethree most recent fiscal years. Pursuant to the Subadvisory Agreement with PIM, PI compensates PIM at the rate of 0.06% ofVCA 11's average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to PIM during thethree most recent fiscal years.

The Subadvisory Agreements provide that they will terminate in the event of assignment (as defined in the Investment CompanyAct) or upon the termination of the Management Agreements. The Subadvisory Agreements may be terminated by VCA 10 or VCA 11,or by Jennison or PIM, upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreements providethat they will continue in effect for a period of more than two years only so long as such continuance is specifically approvedat least annually in accordance with the requirements of the Investment Company Act.

Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expensesassociated with them. These functions include enrolling Participants, receiving and allocating contributions, maintainingParticipants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrativeand recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accountingfees, office equipment, stationery and maintenance of computer and other systems.

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Management & Subadvisory Fees Paid
	2007	2006	2005
Management Fees Paid to PI: VCA 10	$728,028	$729,038	$690,702
Subadvisory Fees Paid to Jennison: VCA 10	$582,422	$583,230	$552,562

Management Fees Paid to PI: VCA 11	$139,320	$149,710	$169,811
Subadvisory Fees Paid to PIM: VCA 11	$33,437	$35,930	$40,755
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VCA10 and VCA 11 operate under a manager-of-managers structure. PI is authorized to select (with approval of each Committee'sindependent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10 and VCA 11. PImonitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Boardas to

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whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PI will continue to besatisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is alsoresponsible for allocating assets among the subadvisers if an Account has more that one subadviser. In those circumstances,the allocation for each subadviser can range from 0% to 100% of the account's assets, and PI can change the allocations withoutCommittee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisoryagreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The currentorder permits us to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are notaffiliated with Prudential Financial, Inc.

THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:

1. PI will provide general management and administrative services to VCA 10 and VCA 11 including overall supervisory responsibilityfor the general management and investment of each Account's securities portfolio, and, subject to review and approval by eachCommittee, will (a) set each Account's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate theperformance of subadvisers; (d) allocate and, when appropriate, reallocate an Account's assets among its subadvisers in thosecases where an Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadviserscomply with each Account's investment objectives, policies, and restrictions.

2. Before an Account may rely on the order, the operation of the Account in the manner described in the Application willbe approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the caseof a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplatedby condition (4) below, by the sole shareholder before offering of units of such Account to the public.

3. VCA 10 and VCA 11 will furnish to participants all information about a new subadviser or subadvisory agreement that wouldbe included in a proxy statement. Such information will include any change in such disclosure caused by the addition of anew subadviser or any proposed material change in an Account's subadvisory agreement. VCA 10 and VCA 11 will meet this conditionproviding participants with an information statement complying with the provisions of Regulation 14C under the SecuritiesExchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser,or a change in a subadvisory agreement, this information statement will be provided to participants of the Account a maximumof ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisoryagreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. VCA 10 and VCA 11 will disclose in its prospectus the existence, substance and effect of the order granted pursuant tothe Application.

5. No Committee member or officer of an Account or director or officer of PI will own directly or indirectly (other thanthrough a pooled investment vehicle that is not controlled by such Committee member, director of officer) any interest inany subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under commoncontrol with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicy-tradedcompany that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section2(a)(3) of the Investment Company Act, of an Account or PI other than by reason of serving a subadviser to one or more Accountsor other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder,being approved by the participants of the applicable Account.

7. At all times, a majority of the members of each Committee will be persons each of whom is not an "interested person" ofthe Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of newor additional Independent Members will be placed within the discretion of the then existing Independent Members.

8. When a subadviser change is proposed for an Account with an Affiliated Subadviser, the Committee, including a majorityof the Independent Members, will make a separate finding, reflected in the Committee's minutes, that such change is in thebest interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliatedsubadviser derives an inappropriate advantage.

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Administrative Expenses and Other Charges and Fees
The tables which appear below set forth the following information:

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The table entitled "Amounts Paid to Prudential for Administrative Expenses and Management Services" identifies, for the three most recent fiscal years, amounts paid by VCA 10 and VCA 11 to Prudential for administrative expenses and for providing management services.

A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. The table entitled "VCA 24 Daily Charges" identifies, for the three most recent fiscal years, the daily charges received by Prudential.

An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant's Accumulation Account. The table entitled "Annual Account Charges" identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential from each of VCA 10 and VCA 11.

A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The table below entitled "Deferred Sales Charges" identifies, for the three most recent fiscal years, the deferred sales charges imposed on withdrawals from each of VCA 10, VCA 11 and VCA 24.

Amounts Paid to Prudential for Administrative Expenses and Management Services
	2007	2006	2005
VCA 10	$2,885,231	$2,901,950	$2,767,974
VCA 11	$559,442	$600,557	$680,469

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VCA 24 Daily Charges
	2007	2006	2005
	$6,121,941	$6,247,253	$6,504,863
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Annual Account Charges
	2007	2006	2005
VCA 10	$37,712	$43,964	$49,168
VCA 11	$29,093	$34,215	$37,045
VCA 24	$59,482	$65,884	$76,905
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Deferred Sales Charges
	2007	2006	2005
VCA 10	$967	$2,219	$5,235
VCA 11	$2,390	$2,713	$1,888
VCA 24	$12,212	$11,513	$16,969
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Additional Information About the Portfolio Manager
Set forth below is additional information concerning other accounts managed by David A. Kiefer, who serves as the Portfolio Manager for VCA 10. Information furnished is as of December 31, 2007. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

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Information About Other Accounts Managed by David A. Kiefer
	Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts (Thousands)(1)	Ownership of Fund Securities
	11 / $12,037,991	3 / $1,024,429 3 / $163,316 (2)	5 / $162,598	None
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(1) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

(2) The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

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As of December 31, 2007, Mr. Kiefer owned no securities issued by VCA 10. The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.

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The structure of, and method(s) used by Jennison to determine Mr. Kiefer's compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison which may include accounts managed for unregistered products.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors, listed in order of importance, will be reviewed for Mr. Kiefer:

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  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000® Value Index and Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

  Historical and long-term business potential of the product strategies;

  Qualitative factors such as teamwork and responsiveness; and

  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

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Potential Conflicts of Interest:
In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

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In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs

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and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

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Fundamental Investment Restrictions Adopted by VCA 10 and VCA 11

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VCA 10
In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.

Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.

Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.

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VCA 11
In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its

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agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 11's total assets, more than 5% of VCA 11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.

Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.

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Non-Fundamental Restrictions Adopted by VCA 10 and VCA 11

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Non-Fundamental Investment Restrictions Adopted by VCA 10
The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Illiquid Securities. No more than 15% of the value of the net assets held in VCA 10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

Non-Fundamental Investment Restrictions Adopted by VCA 11
The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act as amended, and the rules and regulations thereunder. Provided, however, that VCA ll may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

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Short Sales. VCA 11 will not make short sales of securities or maintain a short position.

Illiquid Securities. No more than 10% of the value of the net assets held in VCA 11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

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Investment Restrictions Imposed by State Law

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In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:|

1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

VCA 10 and VCA 11 each has adopted a Code of Ethics. In addition, PI, PIM, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Account. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Account is making such investments. VCA 24 is not required to adopt a Code of Ethics because it invests only in shares of the Series Fund portfolios. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Station, Washington, D.C. 20549-0102.

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Additional Information About Financial Futures Contracts

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As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

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VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

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Additional Information About Options

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As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

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The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers (OTC options). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 10 will write only "covered" options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

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VCA 10 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 10 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is

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"in the money." It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).

VCA 10 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.

VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

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VCA 10 will write only "covered" options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

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VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

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Options on Foreign Currencies. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

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Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

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Forward Foreign Currency Exchange Contracts

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A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

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Interest Rate Swap Transactions

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VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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Loans of Portfolio Securities

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VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA 11 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

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VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential. This will not affect the Accounts' ability to maximize their securities lending opportunities.

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Portfolio Turnover Rate

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VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%.

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The table below sets forth the annual portfolio turnover rate for VCA 10 for the three most recent fiscal years.

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VCA 10 Portfolio Turnover Rate
	2007	2006	2005
	65%	60%	51%
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Portfolio Brokerage and Related Practices

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VCA 10 and VCA 11 have adopted a policy pursuant to which VCA 10 and VCA 11 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 10 and VCA 11 shares by directing brokerage transactions to that broker. VCA 10 and VCA 11 have adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the VCA 10 and VCA 11, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 10 and VCA 11 and is not influenced by considerations about the sale of Fund shares.

The respective subadviser is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI, Jennison, or PIM review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished PI, Jennison, or PIM with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. PI, Jennison, and PIM use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although PI's present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from

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The MEDLEY Program 16
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brokers or dealers, PI might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account's Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which PI or a subadvisor serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which PI or a subadviser acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2006, 2005, and 2004, the total dollar amount of commissions paid by VCA 10 to affiliated brokers, was $0, $0, and $0, respectively, which represented 0%, 0%, and 0%, respectively, of the aggregate brokerage commissions paid by VCA 10. For 2006, 2005, and 2004, affiliated brokers effected 0%, 0% and 0%, respectively, of the transactions involving the payment of commissions on an aggregate dollar basis. The Accounts may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PI, Jennison, or PIM may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.

The table below sets forth the amount of brokerage commissions paid by VCA 10 to various brokers in connection with securities transactions during the three most recent fiscal years.

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Brokerage Commissions Paid by VCA 10
	2007	2006	2005
	$477,000	$435,000	$386,000
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Custody of Securities & Securities Lending Agent

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Custodian. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 10's and VCA 11's assets and maintains certain books and records in connection therewith.

Securities Lending Agent. Prudential Investment Management, Inc. (PIM), Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, serves as the securities lending agent for VCA 10 and VCA 11, and in that role administers the securities lending programs of both VCA 10 and VCA 11. For its services PIM receives a portion of the amount earned by lending securities. During 2007 PIM did not lend any securities on behalf of either VCA 10 or VCA 11.

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17
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The VCA 10 and VCA 11 Committees and Officers

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Management of VCA 10 and VCA 11

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VCA 10 and VCA 11 are managed by The Prudential Variable Contract Account 10 Committee and The Prudential Variable Contract Account 11 Committees (the VCA Committees). The members of the VCA Committees are elected by the persons having voting rights in respect of the VCA 10 Account and the VCA 11 Account. The affairs of the Accounts are conducted in accordance with the Rules and Regulations of the Accounts.

Information pertaining to the Committee Members of VCA 10 and VCA 11 (Committee Members) is set forth below. Committee Members who are not deemed to be "interested persons" of VCA 10 and VCA 11 as defined in the 1940 Act, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Committee Members." Committee Members who are deemed to be "interested persons" of VCA 10 and VCA 11 are referred to as "Interested Committee Members." "Fund Complex" consists of VCA 10 and VCA 11 and any other investment companies managed by PI.

For purposes of the information set forth below references to "Directors" are interchangeable with, and identical to, references to "Committee Members."

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Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Linda W. Bynoe (55) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).
David E.A. Carson (73) Board Member Portfolios Overseen: 63	Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People's Bank (1988 – 2000).	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (68) Board Member Portfolios Overseen: 59	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media)	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Richard A. Redeker (64) Board Member Portfolios Overseen: 60	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (1992-2006).
Stephen G. Stoneburn (64) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.
Clay T. Whitehead (69) Board Member Portfolios Overseen: 61	President (since 1983) of YCO (new business development firm).	None.
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Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 59	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute	None.
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The MEDLEY Program 18
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Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 149	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Vice President and Director (since May 1989), Treasurer (since 1999) of The Asia Pacific Fund, Inc.; and Vice President (since January 2007) of The Greater China Fund, Inc.
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VCA 10 & VCA 11: Committee Member Length of Service
Linda W. Bynoe	David E.A. Carson	Robert E. La Blanc	Douglas H. McCorkindale	Richard A. Redeker	Robin B. Smith	Stephen G. Stoneburn	Clay T. Whitehead	Judy A. Rice	Robert F. Gunia
Director Since 2005	Director Since 2003	Director Since 2003	Director Since 2003	Director Since 2003	Director Since 2003	Director Since 2003	Director Since 2003	President Since 2003 and Director Since 2003	Director Since 2003 and Vice President Since 1999

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Fund Officers (a), (1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (49) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (36) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (49) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (48) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
(a) Excludes interested Board Members who also serve as President or Vice President.
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VCA 10 & VCA 11: Officer Length of Service
Kathryn L. Quirk	Deborah A. Docs	Jonathan D. Shain	Claudia DiGiacomo	John P. Schwartz	Andrew R. French	Timothy J. Knierim	Grace C. Torres	Peter Parrella	M. Sadiq Peshimam	Noreen M. Fierro	Valerie M. Simpson
Chief Legal Officer Since 2005	Secretary Since 2005	Assistant Secretary Since 2005	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Secretary Since 2006	Chief Compliance Officer Since 2007	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer Since 2007	Assistant Treasurer Since 2006	Anti-Money Laundering Compliance Officer Since 2006	Deputy Chief Compliance Officer Since 2007
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19
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Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Committee Member and/or Officer.

The column entitled "Other Directorships Held" includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

"Portfolios Overseen" for each Committee Member includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Prudential's Gibralter Fund, Inc. and Nicholas - Applegate Fund, Inc.

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Committee Members are also trustees, directors and officers of some or all of the other investment companies advised by VCA 10's and VCA 11's Manager and distributed by PIMS.

Pursuant to the Management Agreements with VCA 10 and VCA 11, the Manager pays all compensation of officers and employees of VCA 10 and VCA 11 as well as the fees and expenses of all Committee Members.

Standing Committees
The VCA Committees have established three standing subcommittees in connection with governance of the VCA Accounts—Audit, Nominating and Governance, and the JennisonDryden Investment Committee.

Audit Committee. The Audit Committee consists of Messrs. Carson (Chair), LaBlanc and Whitehead, Ms. Byrne and Ms. Smith (ex-officio). The responsibilities of the Audit Committee are to assist the Committee Members in overseeing the VCA Accounts' independent registered public accounting firm, accounting policies and procedures, and other areas relating to each VCA Account's auditing processes. The scope of the Audit Committee and the VCA Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee met 4 times during the fiscal year ended December 31, 2007.

Nominating and Governance Committee. The Nominating and Governance Committee consists of all of the Independent Committee Members. The Nominating and Governance Committee is responsible for nominating Committee Members and making recommendations to the VCA Committees concerning Committee composition, committee structure and governance, Committee Member education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn and Ms. Smith (ex officio). The VCA Committees haves determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the Investment Company Act of 1940. The Nominating and Governance Committee met 4 times during the fiscal year ended December 31, 2007.

JennisonDryden and Target Investment Committees. In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least five times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Director sits on one of the two Committees. The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Stoneburn and Whitehead. The Target Investment Committee consists of Messrs. La Blanc, Gunia, McCorkindale (Chair) and Redeker and Ms. Smith (ex-officio).

Selection of Committee Member Nominees: The Nominating and Governance Committee is responsible for considering Committee Member nominees at such times as it considers electing new Members of the VCA Committees. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Committee Members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a Committee Member nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the VCA Committees. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for Committee Member based on whether the nominee is recommended by a shareholder.

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The MEDLEY Program 20
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A Participant who wishes to recommend a Committee Member nominee should submit his or her recommendation in writing to the Chair of the VCA Committees (Ms. Smith) or the Chair of the Nominating and Governance Committee (Mr. Redeker), in either case c/o The Prudential Variable Contract Accounts 10 and 11, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include:

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  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

  any other information that VCA 10 and VCA 11 would be required to include in a proxy statement concerning the person if he or she was nominated;

  the name and address of the person submitting the recommendation, together with the number of VCA 10 and VCA 11 shares held by such person and the period for which the shares have been held.

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The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Participants should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of VCA 10 and VCA 11's investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with VCA 10 and VCA 11's outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual as a director, Committee members and other Members of the VCA Committees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Participant Communications with Committee Members: Shareholders of VCA 10 and VCA 11 can communicate directly with the VCA Committees by writing to the Chair of the VCA Committees, c/o The Prudential Variable Contract Accounts 10 and 11, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Participants can communicate directly with an individual Committee Member by writing to that Committee Member at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Such communications to the VCA Committees or individual Committee Members are not screened before being delivered to the addressee.

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Committee Member Compensation
Prudential pays each of the Independent Committee Members who is not an affiliated person of the Manager or the Subadviser annual compensation in addition to certain out-of-pocket expenses. Committee Members who serve on the Audit or Nominating committees may receive additional compensation. The amount of compensation paid to each Independent Committee Member may change as result of the creation of additional funds upon whose Boards the Committee Members may be asked to serve.

Independent Committee Members may defer receipt of their fees pursuant to a deferred fee agreement. Under the terms of such agreement, Prudential accrues daily the amount of fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Prudential's obligation to make payments of deferred fees, together with interest thereon, is a general obligation of Prudential.

The VCA Accounts have no retirement or pension plan for its Committee Members.

The following table sets forth the aggregate compensation paid by the VCA Accounts for the fiscal year ended December 31, 2007 to the Independent Committee Members. As noted above, Prudential, not VCA 10 or VCA 11, pays any compensation related to Independent Committee Member's service to VCA 10 or VCA 11. The table also shows aggregate compensation paid to those Committee Members for service on the VCA 10 and VCA 11 Committees and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2007.

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Compensation Received by VCA 10 & VCA 11 Committee Members
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2007 Compensation from VCA Accounts and Fund Complex
Linda W. Bynoe	$3,360	None	$180,000 (33/59)
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21
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David E.A. Carson	$3,340	None	$191,000 (37/63)
Robert E. La Blanc	$3,240	None	$174,000 (35/61)
Douglas H. McCorkindale	$3,220	None	$173,000 (33/59)
Richard A. Redeker	$3,380	None	$184,000 (34/60)
Robin B. Smith	$3,400	None	$194,000 (35/61)
Stephen G. Stoneburn	$3,300	None	$180,000 (35/61)
Clay T. Whitehead	$3,290	None	$179,000 (35/61)
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* Number of funds/portfolios which existed at December 31, 2007, and excludes funds/portfolios which liquidated/merged out of existence during 2007.

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The following table sets forth the dollar range of VCA 10 and VCA 11 securities held by each Committee Member as of December 31, 2007. The general public may not invest in VCA 10 or VCA 11. Instead, VCA 10 and VCA 11 investments may be made only by participants under certain retirement arrangements. The table also includes the aggregate dollar range of securities held by each Committee Member in all funds in the Fund Complex overseen by that Committee Member as of December 31, 2007.

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Securities Owned by VCA 10 & VCA 11 Independent Committee Members
Name	Dollar Range of VCA 10 & VCA 11 Securities	Aggregate Dollar Range of All Securities
Linda W. Bynoe	None	Over $100,000
David E.A. Carson	None	Over $100,000
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Clay T. Whitehead	None	Over $100,000
Securities Owned by VCA 10 & VCA 11 Interested Committee Members
Judy A. Rice	None	Over $100,000
Robert F. Gunia	None	Over $100,000
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Notes to Committee Member Share Ownership Table
"Aggregate Dollar Range of All Securities" identifies the total dollar range of all securities in all registered investment companies overseen by Committee Member in the Fund Complex.

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The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Committee Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 10 or VCA 11 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 10 or VCA 11 as of December 31, 2007.

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Ownership of Other Securities by VCA 10 & VCA 11 Committee Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Linda W. Bynoe	—-	—-	—-	—-	—-
David E.A. Carson	—-	—-	—-	—-	—-
Robert E. La Blanc	—-	—-	—-	—-	—-
Douglas H. McCorkindale	—-	—-	—-	—-	—-
Richard A. Redeker	—-	—-	—-	—-	—-
Robin B. Smith	—-	—-	—-	—-	—-
Stephen G. Stoneburn	—-	—-	—-	—-	—-
Clay T. Whitehead	—-	—-	—-	—-	—-
Judy A. Rice	—-	—-	—-	—-	—-
Robert F. Gunia	—-	—-	—-	—-	—-
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The MEDLEY Program 22
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Policies of VCA 10 and VCA 11

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Proxy Voting and Recordkeeping

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The VCA Committees have delegated to the VCA Accounts' investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the VCA Accounts. The VCA Accounts authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA Committees, including any Committee thereof established for that purpose.

The Manager and the VCA Committees view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the VCA Accounts. Consistent with this goal, the VCA Committees view the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA Committees maintain a policy of seeking to protect the best interests of the VCA Committees should a proxy issue potentially implicate a conflict of interest between the VCA Accounts and the Manager or its affiliates.

The Manager delegates to the VCA Accounts' subadvisers the responsibility for voting proxies. The subadvisers are expected to identify and seek to obtain the optimal benefit for the VCA Accounts and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the VCA Accounts and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the VCA Accounts and the interests of the subadvisers or their affiliates. The Manager expects that the subadvisers will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadvisers will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

Information regarding how the VCA Accounts voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission's website at www.sec.gov. A copy of the voting policy of each subadviser to the VCA Accounts is set forth below:

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Jennison Associates LLC (Jennison)

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

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Prudential Investment Management, Inc. (PIM)

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The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy

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23
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and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

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Voting Approach of PIM Asset Management Units

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Prudential Public Fixed Income. As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

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  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

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the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

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Prudential Real Estate Investors. As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

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  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

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the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

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Prudential Capital Group. As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

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Disclosure of Portfolio Holdings

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The portfolio holdings of the VCA Accounts are made public, as required by law, in their annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, their portfolio holdings as of their first and third fiscal quarter ends are reported to the SEC within 60 days after the end of the VCA Accounts' first and third fiscal quarters.

When authorized by the Chief Compliance Officer of the VCA Accounts and an officer of the VCA Accounts, portfolio holdings information may be disseminated more frequently or at different periods than those described above. The VCA Accounts have entered into ongoing arrangements to make available information about the VCA Accounts' portfolio holdings. Parties receiving this information may include intermediaries that distribute shares of the VCA Accounts, third-party providers of auditing, custody, proxy voting and other services for the VCA Accounts, rating and ranking organizations, and certain affiliated persons of the VCA Accounts, as described below. The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of the holdings of the VCA Accounts shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the VCA Accounts and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the VCA Accounts.

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The MEDLEY Program 24
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2. The request shall be forwarded to the Chief Compliance Officer of the VCA Accounts, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the VCA Accounts must be executed with the recipient of the holdings information.

4. An officer of the VCA Accounts shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.

6. PI's Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks. As of the date of this Statement of Additional Information, the VCA Accounts will provide:

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1. Traditional External Recipients / Vendors

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  Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

  Full holdings on a daily basis to the VCA Accounts' subadvisers, custodians, sub-custodians (if any) and Accounting Agents at the end of each day.

  Full holdings to the VCA Accounts' independent registered public accounting firm as soon as practicable following the VCA Accounts' fiscal year-end or on an as-needed basis.

  Full holdings to financial printers as soon as practicable following the end of the VCA Accounts' quarterly, semi and annual period-ends.

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2. Analytical Service Providers

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  All VCA Accounts' trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

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In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the VCA Accounts' Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

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In no instance may the Investment Adviser or the VCA Accounts receive any compensation or consideration in exchange for the portfolio holdings information.

The Committees of the VCA Accounts have approved PI's Policy for the Dissemination of Portfolio Holdings. The Committees shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Committees have delegated oversight of the VCA Accounts' disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which the VCA Accounts disclose non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that the VCA Accounts' policies and procedures on portfolio holdings information will protect the VCA Accounts from the potential misuse of such information by individuals or entities that come into possession of the information.

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25
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Information About Prudential

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Directors and Senior Officers of the Prudential Insurance Company of America

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The following is biographical information for Prudential Insurance's directors and executive officers:

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Arthur F. Ryan, age 65, was elected Chairman of the Board of Prudential Insurance in December 1994. Mr. Ryan retired from the office of Chief Executive Office and President of Prudential Insurance on December 31, 2007, an office he held since December 1994. From 1972 until he joined Prudential Insurance, Mr. Ryan was with Chase Manhattan Bank, serving in various executive positions including President and Chief Operating Officer from 1990 to 1994. Other directorships include: Regeneron Pharmaceuticals, Inc.

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John R. Strangfeld, Jr. age 54, was elected Chief Executive Officer, President and Director of Prudential Insurance in January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Insurance from July 2007 to January 2008. Mr. Strangfeld served as Vice Chairman of Prudential Financial from August 2002 to January 2008. He was Executive Vice President of Prudential Financial from February 2001 to August 2002 and served as Chief Executive Officer, Prudential Investment Management from October 1998 until April 2002. Mr. Strangfeld was also elected Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) in December 2000 and continues to serve as its Chairman. He is a member of the Board of Managers of Wachovia Securities Financial Holdings, LLC, a joint venture formed in July 2003 as part of the combination of the retail brokerage and securities clearing businesses of Prudential and Wachovia. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.

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Mark B. Grier, age 55 was elected Director of Prudential Insurance in January 2008 and has served as Vice Chairman since August 2002. Since May 1995, he has variously served as Chief Financial Officer, Executive Vice President, Corporate Governance and Executive Vice President, Financial Management, and Vice Chairman, Financial Management. He is a member of the Board of Managers of Wachovia Securities Financial Holdings, LLC, a joint venture formed in July 2003 as part of the combination of the retail brokerage and securities clearing businesses of Prudential and Wachovia. Prior to joining Prudential Insurance, Mr. Grier was an executive with Chase Manhattan Corporation.

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Edward P. Baird, age 59, was elected Executive Vice President of Prudential Insurance in January 2008. He served as Senior Vice President of Prudential Insurance from January 2002 to January 2008. Mr. Baird joined Prudential Insurance in 1979 and has served in various executive roles, including President of Group Insurance from August 2002 to January 2008; Country Manager (Tokyo, Japan), International Investments Group from August 1999 to August 2002; Senior Vice President, Prudential Healthcare from July 1996 to July 1999; Senior Vice President of Agencies, Individual Life from January 1991 to July 1996; and President of Pruco Life Insurance Company from January 1990 to December 1990.

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Richard J. Carbone, age 60, was elected Executive Vice President of Prudential Insurance in January 2008. He has served as Chief Financial Officer since July 1997. Prior to that, he served as the Global Controller and a Managing Director of Salomon, Inc. from July 1995 to June 1997, and Controller of Bankers Trust New York Corporation and a Managing Director and Controller of Bankers Trust Company from April 1988 to March 1993. From March 1993 to July 1995, he served as a Managing Director and Chief Administrative Officer of the Private Client Group at Bankers Trust Company.

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Robert C. Golden, age 61, was elected and has served as Executive Vice President of Prudential Insurance since June 1997. Previously, he served as Executive Vice President and Chief Administrative Officer for Prudential Securities.

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Bernard B. Winograd, age 57, was elected Executive Vice President of Prudential Insurance in January 2008. He served as Chief Executive Officer and President of Prudential Investment Management from February 2002 to January 2008; Senior Managing Director of Prudential Private Investments from April 2000 to February 2002; and Chief Executive Officer of Prudential Real Estate Investors from December 1996 to April 2000. Prior to joining Prudential, Mr. Winograd served as Executive Vice President and Chief Financial Officer of Taubman Centers from 1992 to 1996, President of Taubman Investment Company from 1983 to 1992, Treasurer of Bendix Corporation from 1979 to 1983, Director of Public Affairs of Bendix from 1977 to 1979 and Executive Assistant to the Secretary of the U.S. Treasury in 1977.

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Susan L. Blount, age 50, was elected Senior Vice President and General Counsel of Prudential Insurance in May 2005. Ms. Blount has been with Prudential since 1985, serving in various supervisory positions since 2002 including, Vice President and Chief Investment Counsel and Vice President and Enterprise Finance Counsel. She served as Vice President, Secretary and Associate General Counsel from 2000 to 2002 and Vice President and Secretary from 1995 to 2000.

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The MEDLEY Program 26
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Helen M. Galt, age 60, was elected Senior Vice President and Company Actuary of Prudential Insurance in October 2005. She was named Chief Risk Officer in April 2007. Ms. Galt has been with Prudential since 1972, serving in various actuarial management positions including Vice President and Company Actuary from 1993 to 2005.

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Sharon C. Taylor, age 53, was elected and has served as Senior Vice President, Human Resources of Prudential Insurance since June 2002. Ms. Taylor has been with Prudential Insurance since 1976, serving in various human resources and general management positions, including Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources Ethics Officer, Individual Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994.

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Frederic K. Becker, age 72, has been a Director of Prudential Insurance since 1994. He is Chairman of the Audit Committee and a member of the Executive Committee. He has served as President of the law firm of Wilentz Goldman Spitzer, P.A. since 1989 and has practiced law with that firm since 1960.

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Gordon W. Bethune, age 66, has been a Director of Prudential Insurance since February 2005. He is a member of the Corporate Governance and Business Ethics Committee and the Compensation Committee. Mr. Bethune joined Continental Airlines, Inc. (international commercial airline company) in February 1994 as President and Chief Operating Officer. He was elected President and Chief Executive Officer in November 1994 and Chairman of the Board and Chief Executive Officer in 1996. Mr. Bethune retired from Continental on December 31, 2004. From 1988 to 1994, Mr. Bethune served as vice president and general manager of various divisions of The Boeing Company. Other directorships include: Honeywell International, Inc. and Sprint Nextel Corporation.

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Gaston Caperton, age 68, has been a Director of Prudential Insurance since June 2004. He is a member of the Finance Dividends Committee and the Investment Committee. He has served as the President of The College Board (non-profit membership association of schools, colleges, universities and other educational organizations) since 1999. He was the founder of and executive director of Columbia University's Institute on Education Government at Teachers College from 1997 to 1999 and a fellow at Harvard University's John F. Kennedy Institute of Politics from 1996 to 1997. Mr. Caperton served as the Governor of West Virginia from 1988 to 1996. Other directorships include: Owens Corning.

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Gilbert F. Casellas, age 55, has been a Director of Prudential Insurance since 1998. He is a member of the Audit Committee. He has served as Vice President, Corporate Responsibility of Dell Inc. since October 2007. He served as a Member of the law firm of Mintz Levin Cohn Ferris Glovsky Popeo, PC from June 2005 to October 2007. He served as President of Casellas Associates, LLC, (a consulting firm) from 2001 to 2005. During 2001, he served as President and Chief Executive Officer of Q-linx, Inc. (software development). He served as the President and Chief Operating Officer of The Swarthmore Group, Inc. (investment company) from January 1999 to December 2000. Mr. Casellas was a partner in the law firm of McConnell Valdes LLP from 1998 to 1999; Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998; and General Counsel, U.S. Department of the Air Force from 1993 to 1994.

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James G. Cullen, age 65, has been a Director of Prudential Insurance since 1994. He is a Chairman of the Compensation Committee and a member of the Audit Committee and Executive Committee. He served as the President and Chief Operating Officer of Bell Atlantic Corporation (global telecommunications) from December 1998 until his retirement in June 2000. Mr. Cullen was the President and Chief Executive Officer, Telecom Group, Bell Atlantic Corporation from 1997 to 1998; Vice Chairman of Bell Atlantic Corporation from 1995 to 1997; and President of Bell Atlantic Corporation from 1993 to 1995. Other directorships include Johnson Johnson, Agilent Technologies, Inc and NeuStar, Inc.

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William H. Gray III, age 66, has been a Director of Prudential Insurance since 1991. He is Chairman of the Corporate Governance and Business Ethics Committee and a member of the Executive Committee. He has served as the Chairman of The Amani Group (a business advisory and government relations firm), since September 2004. He served as President and Chief Executive Officer of The College Fund/UNCF (philanthropic foundation) from 1991 until his retirement in 2004. Mr. Gray was a member of the U.S. House of Representatives from 1979 to 1991. Other directorships include JP Morgan Chase Co., Dell Inc., Pfizer, Inc. and Visteon Corporation.

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Jon F. Hanson, age 71, has been as a Director of Prudential Insurance since 1991. He is Chairman of the Investment Committee, Chairman of the Finance Dividends Committee and Chairman of the Executive Committee. He has served as Chairman of The Hampshire Companies (real estate investment and property management) since 1976. Mr. Hanson served as the Chairman and Commissioner of the New Jersey Sports and Exposition Authority from 1982 to 1994. Other directorships include HealthSouth Corporation and Pascack Community Bank.

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27
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Constance J. Horner, age 66, has been a Director of Prudential Insurance since 1994. She is member of the Compensation Committee and the Corporate Governance and Business Ethic Committee. She served as a Guest Scholar at The Brookings Institution (non-partisan research institute) from 1993 to 2005, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U.S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998 and taught at Princeton University in 1994 and Johns Hopkins University in 1995. Other directorships include Ingersoll-Rand Company Limited. and Pfizer Inc.

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Karl J. Krapek, age 59, has been a Director of Prudential Insurance since January 2004. He is a member of the Finance Dividends Committee and the Investment Committee. He served as the President and Chief Operating Officer of United Technologies Corporation (global technology) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at United Technologies Corporation, which he joined in 1982. Other directorships include: Alcatel-Lucent, Delta Airlines, Inc., The Connecticut Bank Trust Co and Visteon Corporation.

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Christine A. Poon, age 55, has been a Director of Prudential Insurance since September 2006. She is a member of the Finance Dividends Committee and the Investment Committee. Ms. Poon is Vice Chairman of Johnson Johnson (pharmaceutical company). Ms. Poon joined Johnson Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a member of Johnson Johnson's Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals from 2003 to 205. Ms. Poon was appointed to her current position as Vice Chair and a member of Johnson Johnson's Board of Directors in 2005. Prior to joining Johnson Johnson, she served in various management positions at Bristol-Myers Squibb (pharmaceutical company) for 15 years. Other Directorships include: Johnson Johnson.

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James A. Unruh, age 67, has been a Director of Prudential Insurance since 1996. He is a member of the Audit Committee. He became a founding member of Alerion Capital Group, LLC (private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation (information technology services, hardware and software) from 1987 to 1997, serving as its Chairman and Chief Executive Officer from 1990 to 1997. He also held various executive positions with financial management responsibility, including serving as Senior Vice President, Finance, Burroughs Corporation, from 1982 to 1987. Other directorships include: CSG Systems International, Inc., Qwest Communications International, Inc. and Tenet Healthcare, Inc.

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The MEDLEY Program 28
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Sale of Group Variable Annuity Contracts

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Information About Contract Sales

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Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.

The table below sets forth, for the three most recent fiscal years for each of VCA 10, VCA 11 and VCA 24, the amouunts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.

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Sales Charges Received and Amounts Credited
	2007	2006	2005
VCA 10
Sales Charges Received by Prudential	$967	$2,219	$5,235
Amounts Credited by Prudential to Other Broker-Dealers	$242,386	$305,137	$270,613

VCA 11
Sales Charges Received by Prudential	$2,390	$2,713	$1,888
Amounts Credited by Prudential to Other Broker-Dealers	$52,614	$114,077	$139,758

VCA 24
Sales Charges Received by Prudential	$2,542	$11,513	$27,105
Amounts Credited by Prudential to Other Broker-Dealers	$880,856	$1,102,370	$11,194,012
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29
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Financial Statements of VCA 10 and VCA 11

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The financial statements for VCA 10 and VCA 11 for the fiscal year ended December 31, 2007, incorporated into this SAI by reference to the MEDLEY annual report for 2007 (File Nos. 811-03421 and 811-03422, respectively), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the MEDLEY annual report at no charge by request by calling 1-800-458-6333, or by writing to 30 Scranton Office Park, Scranton, PA 18057-1789.

Financial statements for VCA 24 and for The Prudential Insurance Company of America as of December 31, 2007 are included in this Statement of Additional Information on the following pages.

The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as The Prudential Variable Contract Account-24. The financial statements of The Prudential Variable Contract Account-24 should be distinguished from the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which should be considered only as bearing upon the ability of The Prudential Insurance Company of America to meet its obligations under the Contracts. The financial statements of The Prudential Variable Contract Account-24 show all the Accounts subaccounts as of December 31, 2007.

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The MEDLEY Program 30
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Financial Statements of VCA 24

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31
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Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

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FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENT OF NET ASSETS

December 31, 2007

	SUBACCOUNTS
	Prudential Equity Portfolio	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio	Prudential Stock Index Portfolio
ASSETS
Investment in the portfolios, at value	$223,602,963	$47,021,421	$92,702,106	$71,572,805	$253,469,172

Net Assets	$223,602,963	$47,021,421	$92,702,106	$71,572,805	$253,469,172

NET ASSETS, representing:
Accumulation units	223,469,369	46,334,741	92,629,701	71,509,203	253,333,152
Equity of The Prudential Insurance Company of America	$133,594	$686,680	$72,405	$63,602	$136,020

	$223,602,963	$47,021,421	$92,702,106	$71,572,805	$253,469,172

Units outstanding	35,560,818	12,786,276	20,909,609	18,614,717	35,874,282

Portfolio shares held	7,536,332	4,313,892	5,065,689	4,288,365	6,880,271
Portfolio net asset value per share	$29.67	$10.90	$18.30	$16.69	$36.84
Investment in portfolio shares, at cost	$186,434,076	$47,638,603	$84,568,413	$63,152,216	$188,183,508

STATEMENT OF OPERATIONS For the period ended December 31, 2007
	SUBACCOUNTS
	Prudential Equity Portfolio	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio	Prudential Stock Index Portfolio
INVESTMENT INCOME
Dividend income	$2,381,111	$2,388,560	$2,214,661	$2,127,153	$4,185,675

EXPENSES
Fees charged for administrative purposes	1,737,275	351,092	731,183	557,343	2,032,415

NET INVESTMENT INCOME (LOSS)	643,836	2,037,468	1,483,478	1,569,810	2,153,260

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	150,788	0	3,554,648	0	0
Realized gain (loss) on shares redeemed	4,854,725	(61,625)	1,905,473	1,380,831	10,016,371
Net change in unrealized gain (loss) on investments	13,464,325	304,215	(1,534,890)	1,027,023	(256,420)

NET GAIN (LOSS) ON INVESTMENTS	$18,469,838	$242,590	$3,925,231	$2,407,854	$9,759,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,113,674	$2,280,058	$5,408,709	$3,977,664	$11,913,211

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Global Portfolio	Prudential Government Income Portfolio

$60,647,719	$32,707,109

$60,647,719	$32,707,109

60,616,106	31,820,766

$31,613	$886,343

$60,647,719	$32,707,109

16,422,488	12,256,516

2,463,352	2,874,087
$24.62	$11.38
$50,949,782	$33,884,055

SUBACCOUNTS (Continued)
Prudential Global Portfolio	Prudential Government Income Portfolio

$657,996	$1,476,203

466,983	245,650

191,013	1,230,553

0	0
1,241,535	(228,607)

4,436,594	592,514

$5,678,129	$363,907

$5,869,142	$1,594,460

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Equity Portfolio		Prudential Diversified Bond Portfolio		Prudential Flexible Managed Portfolio
	2007	2006	2007	2006	2007	2006
OPERATIONS
Net investment income (loss)	$643,836	$721,452	$2,037,468	$2,101,757	$1,483,478	$1,323,304
Capital gains distributions received	150,788	0	0	498,623	3,554,648	1,508,053
Realized gain (loss) on shares redeemed	4,854,725	1,644,249	(61,625)	(259,746)	1,905,473	559,907
Net change in unrealized gain (loss) on investments	13,464,325	23,826,582	304,215	(341,001)	(1,534,890)	7,495,730

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,113,674	26,192,283	2,280,058	1,999,633	5,408,709	10,886,994

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,856,384	7,427,430	4,475,476	4,353,265	2,334,174	3,417,617
Withdrawals and other charges	(33,471,993)	(49,828,702)	(8,138,102)	(12,561,237)	(14,404,593)	(18,089,761)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(28,615,609)	(42,401,272)	(3,662,626)	(8,207,972)	(12,070,419)	(14,672,144)

NET INCREASE (DECREASE) IN NET ASSETS FROM SURPLUS TRANSFERS	(2,014,184)	282,169	3,251	63,319	(1,550,168)	207,670

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,516,119)	(15,926,820)	(1,379,317)	(6,145,020)	(8,211,878)	(3,577,480)

NET ASSETS
Beginning of period	235,119,082	251,045,902	48,400,738	54,545,758	100,913,984	104,491,464

End of period	$223,602,963	$235,119,082	$47,021,421	$48,400,738	$92,702,106	$100,913,984

Beginning units	40,231,252	48,062,589	13,825,438	16,274,324	23,658,962	27,340,311

Units issued	1,123,366	1,715,299	1,383,020	1,466,390	720,810	1,086,446
Units redeemed	(5,793,800)	(9,546,636)	(2,422,182)	(3,915,276)	(3,470,163)	(4,767,794)

Ending units	35,560,818	40,231,252	12,786,276	13,825,438	20,909,609	23,658,962

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio		Prudential Government Income Portfolio
2007	2006	2007	2006	2007	2006	2007	2006

$1,569,810	$1,514,747	$2,153,260	$2,262,673	$191,013	$(35,583)	$1,230,553	$1,543,845

0	176,073	0	798,705	0	0	0	0

1,380,831	506,263	10,016,371	9,407,095	1,241,535	(78,725)	(228,607)	(287,083)

1,027,023	5,025,441	(256,420)	25,612,231	4,436,594	10,627,056	592,514	(203,811)

3,977,664	7,222,524	11,913,211	38,080,704	5,869,142	10,512,748	1,594,460	1,052,951

2,306,299	4,775,187	7,796,960	10,421,296	4,663,987	6,677,134	4,206,441	5,627,488
(10,871,737)	(16,899,048)	(41,683,877)	(59,319,096)	(10,417,943)	(14,634,766)	(8,993,794)	(10,803,663)

(8,565,438)	(12,123,861)	(33,886,917)	(48,897,800)	(5,753,956)	(7,957,632)	(4,787,353)	(5,176,175)

(1,607,261)	187,052	(1,168,259)	137,496	(2,299,687)	374,595	57,836	43,444

(6,195,035)	(4,714,285)	(23,141,965)	(10,679,600)	(2,184,501)	2,929,711	(3,135,057)	(4,079,780)

77,767,840	82,482,124	276,611,137	287,290,737	62,832,220	59,902,509	35,842,166	39,921,946

$71,572,805	$77,767,840	$253,469,172	$276,611,137	$60,647,719	$62,832,220	$32,707,109	$35,842,166

20,866,454	24,340,009	40,673,343	48,486,114	17,974,534	20,445,962	14,154,600	16,285,740

808,316	1,095,794	1,510,157	1,981,461	1,421,610	2,331,792	1,745,440	2,542,722
(3,060,053)	(4,569,349)	(6,309,218)	(9,794,232)	(2,973,656)	(4,803,219)	(3,643,524)	(4,673,862)

18,614,717	20,866,454	35,874,282	40,673,343	16,422,488	17,974,534	12,256,516	14,154,600

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

December 31, 2007

Note 1: General

The Prudential Variable Contract Account-24 (“VCA-24” or “the Account”) was established on April 29, 1987 by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), under the laws of the State of New Jersey and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. VCA-24 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”).

The Account is compromised of seven subaccounts. Each of the subaccounts invest in a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”). Options available to VCA-24 are: Prudential Equity Portfolio, Prudential Diversified Bond Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio and Prudential Government Income Portfolio. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by morality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account’s adoption of this guidance is not expected to have a material effect on the Account’s financial position and results of operations.

Investments—The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio, whose investment securities are stated at fair value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the distribution ex date.

Note 3: Taxes

The operations of VCA-24 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-24 to the extent the earnings are credited under the Contracts. As a result, the Unit Values of VCA-24 has not been reduced by federal income taxes. Prudential management will review periodically the status of the policy in the event of changes in the Tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contract.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the Series Fund for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Prudential Equity Portfolio	$276,047	$(32,643,114)
Prudential Diversified Bond Portfolio	$1,996,294	$(6,006,763)
Prudential Flexible Managed Portfolio	$357,012	$(14,708,784)
Prudential Conservative Balanced Portfolio	$635,910	$(11,365,952)
Prudential Stock Index Portfolio	$660,085	$(37,747,678)
Prudential Global Portfolio	$1,808,475	$(10,329,101)
Prudential Government Income Portfolio	$2,094,045	$(7,069,215)

Note 5: Participant Loans

Loans are considered to be withdrawals from the Subaccount from which the loan amount was deducted, however, no deferred sales charges are imposed upon them. For purposes of aging contributions in order to compute deferred sales charge, the amount of a principal repayment is considered a current contribution. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for the purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount as withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2007 the amount of participant loans that was withdrawn from the subaccounts and the amount of principal and interest that was repaid to the subaccounts is as follows:

	For the year ended December 31, 2007		For the year ended December 31, 2006
	Loans	Repayments	Loans	Repayments
Prudential Equity Portfolio	$416,999	$(283,379)	$482,562	$(333,753)
Prudential Diversified Bond Portfolio	$158,373	$(97,271)	$137,088	$(88,753)
Prudential Flexible Managed Portfolio	$238,334	$(149,642)	$285,112	$(200,024)
Prudential Conservative Balanced Portfolio	$174,689	$(161,676)	$143,832	$(137,081)
Prudential Stock Index Portfolio	$583,331	$(478,774)	$770,890	$(542,458)
Prudential Global Portfolio	$136,935	$(133,518)	$191,365	$(132,690)
Prudential Government Income Portfolio	$73,685	$(34,842)	$55,373	$(45,867)

Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be the Subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the Subaccount of VCA-24.

Note 6: Net Increase/(Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net contribution to/(withdrawals from) Prudential’s investment in the Account.

Note 7: Related Party Footnote

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 8: Financial Highlights

A summary of the units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 were as follows:

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	Prudential Equity Portfolio
December 31, 2007	35,561	$6.28415	$223,603	1.02%	0.75%	8.52%
December 31, 2006	40,231	$5.79080	$235,119	1.05%	0.75%	11.70%
December 31, 2005	48,063	$5.18450	$251,046	0.97%	0.75%	10.63%
December 31, 2004	52,914	$4.68625	$249,576	1.25%	0.75%	9.18%
December 31, 2003	57,887	$4.29216	$250,103	0.99%	0.75%	30.68%

	Prudential Diversified Bond Portfolio
December 31, 2007	12,786	$3.62379	$47,021	5.02%	0.75%	4.99%
December 31, 2006	13,825	$3.45141	$48,401	4.91%	0.75%	4.16%
December 31, 2005	16,274	$3.31350	$56,546	5.30%	0.75%	2.53%
December 31, 2004	17,201	$3.23159	$56,231	4.43%	0.75%	4.87%
December 31, 2003	18,392	$3.08163	$57,315	4.06%	0.75%	6.58%

	Prudential Flexible Managed Portfolio
December 31, 2007	20,910	$4.43001	$92,702	2.25%	0.75%	5.56%
December 31, 2006	23,659	$4.19678	$100,914	2.05%	0.75%	11.32%
December 31, 2005	27,340	$3.77010	$104,491	1.97%	0.75%	3.39%
December 31, 2004	29,705	$3.64663	$109,714	1.43%	0.75%	9.91%
December 31, 2003	31,837	$3.31786	$106,872	2.03%	0.75%	22.78%

	Prudential Conservative Balanced Portfolio
December 31, 2007	18,615	$3.84154	$71,573	2.82%	0.75%	5.34%
December 31, 2006	20,866	$3.64686	$77,768	2.67%	0.75%	9.59%
December 31, 2005	24,340	$3.32780	$82,482	2.46%	0.75%	2.67%
December 31, 2004	29,359	$3.24132	$96,631	1.96%	0.75%	7.25%
December 31, 2003	31,363	$3.02214	$96,156	2.70%	0.75%	17.93%

Note 8: Financial Highlights (Continued)

	At year ended			For year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	Prudential Stock Index Portfolio
December 31, 2007	35,874	$7.06169	$253,469	1.55%	0.75%	4.33%
December 31, 2006	40,673	$6.76873	$276,611	1.56%	0.75%	14.70%
December 31, 2005	48,486	$5.90120	$287,291	1.49%	0.75%	3.78%
December 31, 2004	53,129	$5.68646	$303,328	1.62%	0.75%	9.59%
December 31, 2003	56,656	$5.18887	$294,979	1.43%	0.75%	27.19%

	Prudential Global Portfolio
December 31, 2007	16,422	$3.69104	$60,648	1.03%	0.75%	9.66%
December 31, 2006	17,975	$3.36592	$62,832	0.66%	0.75%	18.77%
December 31, 2005	20,446	$2.83410	$59,903	0.61%	0.75%	15.20%
December 31, 2004	23,033	$2.46023	$58,354	0.99%	0.75%	8.77%
December 31, 2003	24,894	$2.26179	$57,848	0.37%	0.75%	32.99%

	Prudential Government Income Portfolio
December 31, 2007	12,257	$2.59623	$32,707	4.41%	0.75%	4.96%
December 31, 2006	14,155	$2.47366	$35,842	4.91%	0.75%	2.94%
December 31, 2005	16,286	$2.40300	$39,922	4.60%	0.75%	1.69%
December 31, 2004	16,915	$2.36303	$40,730	3.76%	0.75%	2.40%
December 31, 2003	18,552	$2.30773	$43,566	3.77%	0.75%	1.63%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Note 8: Financial Highlights (Continued)

Charges and Expenses

A daily charge at an effective annual rate of 0.75% of the Net Asset Value of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge. This charge is assessed through reduction in unit values.

Annual Account Charge

An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s account or at the end of the accounting year by reducing the number of Units held. The charge will first be made against a Participant’s account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant’s account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant’s VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant’s accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

Deferred Sales Charge

A deferred sales charge is imposed upon the withdrawal of certain purchase payments of up to 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal. This charge is assessed through the redemption of units.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

The Prudential Variable Contract Account-24

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material aspects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account-24 at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 21, 2008

Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2007 and 2006 (in millions)

	2007	2006
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2007—$114,807; 2006—$116,477)	$116,608	$119,828
Trading account assets supporting insurance liabilities, at fair value	13,273	13,114
Other trading account assets, at fair value	1,210	1,168
Equity securities, available for sale, at fair value (cost: 2007—$5,016; 2006—$4,560)	5,594	5,411
Commercial loans	24,972	22,445
Policy loans	7,831	7,601
Other long-term investments	2,988	2,680
Short-term investments and other	3,227	4,044

Total investments	175,703	176,291

Cash and cash equivalents	4,742	5,597
Accrued investment income	1,640	1,676
Reinsurance recoverables	2,842	2,590
Deferred policy acquisition costs	6,687	6,129
Other assets	7,920	7,398
Due from parent and affiliates	4,267	3,539
Separate account assets	153,871	141,702

TOTAL ASSETS	$357,672	$344,922

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$75,069	$74,063
Policyholders’ account balances	68,190	65,719
Policyholders’ dividends	3,195	3,631
Reinsurance payables	3,072	2,452
Securities sold under agreements to repurchase	10,901	11,267
Cash collateral for loaned securities	5,511	6,931
Income taxes	2,460	1,958
Short-term debt	8,036	8,106
Long-term debt	4,641	4,113
Other liabilities	4,762	5,896
Due to parent and affiliates	799	2,564
Separate account liabilities	153,871	141,702

Total liabilities	340,507	328,402

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2007 and 2006)	2	2
Additional paid-in capital	14,743	14,646
Accumulated other comprehensive income (loss)	182	(65)
Retained earnings	2,238	1,937

Total stockholder’s equity	17,165	16,520

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$357,672	$344,922

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
REVENUES
Premiums	$8,873	$8,480	$8,129
Policy charges and fee income	2,139	1,800	1,799
Net investment income	9,806	9,380	8,875
Realized investment gains, net	449	285	797
Other income	1,180	968	563

Total revenues	22,447	20,913	20,163

BENEFITS AND EXPENSES
Policyholders’ benefits	10,445	10,020	9,408
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Dividends to policyholders	2,754	2,538	2,672
General and administrative expenses	4,006	3,424	3,313

Total benefits and expenses	20,230	18,620	17,668

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,217	2,293	2,495

Income taxes:
Current	362	326	(85)
Deferred	233	245	254

Total income tax expense	595	571	169

INCOME FROM CONTINUING OPERATIONS	1,622	1,722	2,326

Income (loss) from discontinued operations, net of taxes	35	75	(6)

NET INCOME	$1,657	$1,797	$2,320

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2004	$2	$14,604	$2,415	$(29)	$1,608	$18,600
Dividend to parent	—	—	(2,250)	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	(50)	(50)
Other comprehensive loss						(1,004)
Total comprehensive income						1,316
Balance, December 31, 2005	2	14,607	2,485	—	605	17,699
Dividend to parent	—	—	(2,345)	—	—	(2,345)
Capital contribution from parent	—	1	—	—	—	1
Long-term stock-based compensation program	—	38	—	—	—	38
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	—	(522)	(522)
Comprehensive income:
Net income	—	—	1,797	—	—	1,797
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	17	17
Change in net unrealized investment gains	—	—	—	—	(189)	(189)
Additional pension liability adjustment	—	—	—	—	24	24
Other comprehensive loss						(148)
Total comprehensive income						1,649
Balance, December 31, 2006	2	14,646	1,937	—	(65)	16,520
Dividend to parent	—	—	(1,297)	—	—	(1,297)
Purchase of fixed maturities from an affiliate		3	—	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	—	18
Long-term stock-based compensation program	—	76	—	—	—	76
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	—	(59)
Comprehensive income:
Net income	—	—	1,657	—	—	1,657
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	12	12
Change in net unrealized investment gains	—	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	—	508	508
Other comprehensive income	—	—	—	—	—	250
Total comprehensive income	—	—	—	—	—	1,907
Balance, December 31, 2007	$2	$14,743	$2,238	$—	$182	$17,165

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,657	$1,797	$2,320
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(449)	(285)	(797)
Policy charges and fee income	(662)	(473)	(609)
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Depreciation and amortization	51	70	166
Change in:
Deferred policy acquisition costs	(537)	(636)	(136)
Future policy benefits and other insurance liabilities	1,063	962	1,607
Trading account assets supporting insurance liabilities and other trading account assets	(219)	(340)	(973)
Income taxes	123	525	(611)
Due to/from parent and affiliates	(1,630)	1,859	(76)
Other, net	752	(227)	(610)
Cash flows from operating activities	3,174	5,890	2,556

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	81,816	83,667	71,797
Equity securities, available for sale	3,303	2,994	2,239
Commercial loans	4,371	3,714	4,010
Policy loans	778	748	786
Other long-term investments	562	960	668
Short-term investments	12,970	6,882	8,065
Payments for the purchase/origination of:
Fixed maturities, available for sale	(79,976)	(88,521)	(79,739)
Equity securities, available for sale	(3,298)	(3,034)	(2,551)
Commercial loans	(6,848)	(5,134)	(3,997)
Policy loans	(701)	(815)	(530)
Other long-term investments	(1,137)	(913)	(411)
Short-term investments	(12,179)	(7,682)	(8,070)
Acquisitions, net of cash acquired.	(100)	724	—
Due to/from parent and affiliates	(862)	(504)	(256)
Other, net	(154)	(85)	—
Cash flows used in investing activities	(1,455)	(6,999)	(7,989)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	17,871	20,323	18,659
Policyholders’ account withdrawals	(17,824)	(19,741)	(18,402)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(1,786)	575	2,680
Net change in financing arrangements (maturities of 90 days or less)	(526)	220	5,046
Proceeds from the issuance of debt (maturities longer than 90 days)	3,072	3,826	1,006
Repayments of debt (maturities longer than 90 days)	(2,104)	(1,512)	(999)
Excess tax benefits from share-based payment arrangements	40	39	—
Dividend to parent	(1,297)	(2,345)	(2,250)
Other, net	(18)	—	(9)
Cash flows from (used in) financing activities	(2,572)	1,385	5,731

Effect of foreign exchange rate changes on cash balances	(2)	(10)	(16)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(855)	266	282
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,597	5,331	5,049

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,742	$5,597	$5,331

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$158	$(171)	$489

Interest paid	$901	$628	$422

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.    BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and pension and retirement-related services and administration.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, valuation of investments including derivatives, future policy benefits including guarantees, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Commercial loans originated and held for investment are carried at unpaid principal balances, net of an allowance for losses. Commercial loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in an operating joint venture, is included in “Net investment income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Adjustments to the costs of fixed maturities and equity securities for other-than-temporary impairments are also included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts the prospective future cash flows of the security and determines if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s market value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon those cash flows is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 11 for additional information about the Company’s reinsurance arrangements.

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).” DAC amortization is reflected in “General and administrative expenses.”

For traditional participating life insurance included in the Closed Block (See Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.90% at December 31, 2007 and gradually increases to 8.06% for periods after December 31, 2031, consistent with the assumptions used in funding the Closed Block. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. SOP 05-1 provided more definitive guidance regarding internal replacements and clarification on what constitutes substantial changes to a contract. See “New Accounting Pronouncements” for additional information.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets primarily consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired, receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), an operating joint venture. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years. The Company’s indirect investment in China Pacific Group, a Chinese insurance operation, was $633 million and $45 million as of December 31, 2007 and 2006, respectively, including unrealized market value increases, which are included in accumulated other comprehensive income, related to China Pacific Group’s initial public offering on the Shanghai Exchange in 2007. The Company recognized no after-tax equity earnings and received no dividends relating to this operating joint venture for the years ended December 31, 2007, 2006 and 2005. Other liabilities consist primarily of employee benefit liabilities and trade payables.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. See Note 7 for additional information regarding goodwill.

The Company offers various types of sales inducements. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company amortizes deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 9 for additional information regarding sales inducements.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life and health insurance products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 9.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to FASB Interpretation (“FIN”) No. 39. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company is currently assessing the impact of SFAS No. 141R on the Company’s consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. This statement is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company is currently assessing the impact of SFAS No. 160 on the Company’s consolidated financial position and results of operations.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not anticipated to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See Note 14 for the effects of this adoption as well as the related required disclosures.

SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company will adopt this guidance on December 31, 2008 and anticipates that the impact of changing from a September 30 measurement date to a December 31 measurement date will not have a material effect on the Company’s consolidated financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change current practices in determining fair value. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the staff of the SEC issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in SAB 108 express the staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. SAB 108 is effective for fiscal years ending after November 15, 2006. Since the Company’s method for quantifying financial statement misstatements already considered those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB 108 had no effect to the financial position or results of operations of the Company.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 15 for details regarding the adoption of this pronouncement.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets.” This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company’s consolidated financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

In June 2005, the EITF of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance was effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 did not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3.    DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Real estate investments sold or held for sale (1)	$40	$97	$—
Canadian IWP and IH operations (2)	—	(10)	(31)
Healthcare operations (3)	14	29	22
Income (loss) from discontinued operations before income taxes	54	116	(9)
Income tax expense (benefit)	19	41	(3)
Income (loss) from discontinued operations, net of taxes	$35	$75	$(6)

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $90 million and $42 million, respectively, at December 31, 2007, and $186 million and $101 million, respectively, at December 31, 2006.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2007, 2006 and 2005. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.    ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

  On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA will retain the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 11.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5.    INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,016	$826	$248	$5,594

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,359	$503	$43	$6,819
Obligations of U.S. states and their political subdivisions	704	51	1	754
Foreign government bonds	2,291	352	3	2,640
Corporate securities	69,685	2,985	588	72,082
Asset-backed securities	20,463	67	34	20,496
Commercial mortgage-backed securities	8,233	82	50	8,265
Residential mortgage-backed securities	8,742	71	41	8,772

Total fixed maturities, available for sale	$116,477	$4,111	$760	$119,828

Equity securities, available for sale	$4,560	$937	$86	$5,411

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2007, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$6,085	$6,109
Due after one year through five years	19,272	19,743
Due after five years through ten years	24,056	24,641
Due after ten years	27,077	28,575
Asset-backed securities	18,667	17,647
Commercial mortgage-backed securities	9,972	10,084
Residential mortgage-backed securities	9,678	9,809

Total	$114,807	$116,608

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$72,029	$73,457	$66,368
Proceeds from maturities/repayments	8,746	10,162	5,429
Gross investment gains from sales, prepayments and maturities	715	701	827
Gross investment losses from sales and maturities	(428)	(659)	(310)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(149)	$(52)	$(44)
Writedowns for impairments of equity securities	(35)	(25)	(11)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2007		2006
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$554	$554	$299	$299

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	23	23	122	122
Foreign government bonds	23	23	50	49
Corporate securities	7,526	7,490	7,825	7,656
Asset-backed securities	1,266	1,207	609	604
Commercial mortgage-backed securities	2,625	2,644	2,183	2,165
Residential mortgage-backed securities	1,148	1,136	1,933	1,905
Total fixed maturities	12,611	12,523	12,722	12,501

Equity securities	227	196	351	314

Total trading account assets supporting insurance liabilities	$13,392	$13,273	$13,372	$13,114

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $139 million, $58 million and $(204) million during the years ended December 31, 2007, 2006 and 2005 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2007		2006
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$5,144	20.5%	$4,541	20.1%
Retail stores	3,787	15.1%	3,185	14.1%
Residential properties	16	0.1%	18	0.1%
Apartment complexes	4,869	19.4%	4,540	20.2%
Industrial buildings	5,952	23.8%	5,384	23.9%
Agricultural properties	2,136	8.5%	1,944	8.6%
Other	3,152	12.6%	2,930	13.0%

Total collateralized loans	25,056	100.0%	22,542	100.0%

Valuation allowance	(84)		(97)

Total net collateralized loans	$24,972		$22,445

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25%) and New York (9%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2007	2006	2005
	(in millions)
Allowance for losses, beginning of year	$97	$94	$130
Release of allowance for losses	(13)	5	(7)
Charge-offs, net of recoveries	--	(2)	(29)

Allowance for losses, end of year	$84	$97	$94
	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2007	2006
	(in millions)
Non-performing commercial loans with allowance for losses	$--	$7
Non-performing commercial loans with no allowance for losses	19	7
Allowance for losses, end of year	--	—

Net carrying value of non-performing commercial loans	$19	$14

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $17 million, $19 million and $131 million for 2007, 2006 and 2005, respectively. Net investment income recognized on these loans totaled $1 million, $3 million and $4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2007	2006
	(in millions)
Joint ventures and limited partnerships :
Real estate related	$642	$497
Non real estate related	1,755	1,142
Total joint ventures and limited partnerships	2,397	1,639

Real estate held through direct ownership	--	92
Other	591	949

Total other long-term investments	$2,988	$2,680

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2007	2006
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$4,551	$2,440
Investments in securities	9,643	4,371
Cash and cash equivalents	158	134
Receivables	344	134
Property and equipment	--	66
Other assets(1)	180	61

Total assets	$14,876	$7,206

Borrowed funds-third party	$1,287	$138
Borrowed funds-Prudential Insurance	--	--
Payables	307	742
Other liabilities(2)	199	428

Total liabilities	1,793	1,308
Partners’ capital	13,083	5,898

Total liabilities and partners’ capital	$14,876	$7,206

Equity in partners’ capital included above	$2,201	$1,025
Equity in limited partnership interests not included above	347	330

Carrying value	$2,548	$1,355

(1) Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2) Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007	2006	2005
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$75	$10	$192
Income from securities investments	458	374	410
Income from other	7	27	17
Interest expense-third party	(39)	(11)	(8)
Depreciation	(1)	(14)	(9)
Management fees/salary expenses	(37)	(25)	(17)
Other expenses	(81)	(57)	(221)

Net earnings	$382	$304	$364

Equity in net earnings included above	82	52	121
Equity in net earnings of limited partnership interests not included above	38	61	99

Total equity in net earnings	$120	$113	$220

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale	$7,331	$7,054	$6,461
Equity securities, available for sale	215	200	175
Trading account assets	706	640	564
Commercial loans	1,504	1,432	1,449
Policy loans	455	437	422
Short-term investments and cash equivalents	431	440	271
Other long-term investments	254	247	296

Gross investment income	10,896	10,450	9,638
Less investment expenses	(1,090)	(1,070)	(763)

Net investment income	$9,806	$9,380	$8,875

Carrying value for non-income producing assets included in fixed maturities totaled $163 million at December 31, 2007. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2007.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities	$138	$(10)	$473
Equity securities	340	198	272
Commercial loans	1	(18)	(13)
Investment real estate	1	2	—
Joint ventures and limited partnerships	78	118	(5)
Derivatives	(117)	(38)	71
Other	8	33	(1)

Realized investment gains (losses), net	$449	$285	$797

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2004	$7,788	$(339)	$(1,811)	$(3,141)	$(862)	$1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	5,152	(163)	(1,654)	(2,302)	(364)	669
Net investment gains (losses) on investments arising during the period	(870)	—	—	—	313	(557)
Reclassification adjustment for (gains) losses included in net income	(218)	—	—	—	79	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,064	(131)	(1,343)	(1,865)	(245)	480
Net investment gains (losses) on investments arising during the period	(836)	—	—	—	280	(556)
Reclassification adjustment for (gains) losses included in net income	(485)	—	—	—	162	(323)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)
Balance, December 31, 2007	$2,740	$(104)	$(1,250)	$(1,048)	$(131)	$207

(1) Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2007	2006	2005
	(in millions)
Fixed maturities	$1,801	$3,351	$4,718
Equity securities	578	851	519
Derivatives designated as cash flow hedges(1)	(211)	(153)	(77)
Other investments	572	15	(8)

Net unrealized gains on investments	$2,740	$4,064	$5,152
(1) See Note 19 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$2,470	$37	$202	$6	$2,672	$43
Obligations of U.S. states and their political subdivisions	5	—	249	1	254	1
Foreign government bonds	155	2	28	1	183	3
Corporate securities	12,305	191	10,473	397	22,778	588
Commercial mortgage-backed securities	1,947	11	1,459	39	3,406	50
Asset-backed securities	3,100	6	1,050	29	4,150	35
Residential mortgage-backed securities	1,236	7	1,318	33	2,554	40

Total	$21,218	$254	$14,779	$506	$35,997	$760

The gross unrealized losses at December 31, 2007 and 2006 are comprised of $1,857 million and $639 million related to investment grade securities and $324 million and $121 million related to below investment grade securities, respectively. At December 31, 2007, $346 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $7 million at December 31, 2006 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. At December 31, 2006, the $506 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248
			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,358	$78	$117	$8	$1,475	$86

At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2006, $8 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$43	$3	$6	$—	$49	$3

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $353 million and $214 million at December 31, 2007 and 2006, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Variable Interest Entities

In the normal course of its activities, the Company may enter into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. In 2007, the Company sold one VIE for which it was the primary beneficiary. The table below reflects the carrying amount and balance sheet caption in which the assets of this VIE were reported. The liabilities of this VIE were included in “Other liabilities” and are also reflected in the table below. These liabilities primarily consisted of obligations under debt instruments issued by the VIE, that are non-recourse to the Company. The creditors of this VIE had recourse only to the assets of the VIE.

	At December 31,
	2007	2006
	(in millions)
Other long-term investments	$—	$61
Cash and cash equivalents	—	4
Other assets	—	4
Total assets of consolidated VIEs	$—	$69

Total liabilities of consolidated VIEs	$—	$43

In addition, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $8,535 million and $6,537 million at December 31, 2007 and 2006, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $44 million and $27 million at December 31, 2007 and 2006, respectively. These investments are reflected in “Fixed maturities, available for sale.”

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by third parties. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $908 million and $993 million at December 31, 2007 and 2006, respectively, which includes the fair value of the embedded derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2007	2006
	(in millions)
Fixed maturities available for sale	$15,829	$17,479
Trading account assets supporting insurance liabilities	527	374
Other trading account assets	483	803
Separate account assets	5,372	4,657

Total securities pledged	$22,211	$23,313

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $437 million and $474 million at December 31, 2007 and 2006, respectively, of which $437 million in 2007 and $232 million in 2006 had either been sold or repledged.

Assets of $10 million and $43 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $692 million and $697 million at December 31, 2007 and 2006, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.  Letter stock or other securities restricted as to sale amounted to $154 million and $0 million at December 31, 2007 and 2006, respectively.

6.    DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$6,129	$5,462	$5,035
Capitalization of commissions, sales and issue expenses	954	854	733
Amortization	(417)	(219)	(597)
Change in unrealized investment gains and losses	27	32	176
Impact of adoption of SOP 05-1	(6)	—	—
Other (1)	—	—	115

Balance, end of year	$6,687	$6,129	$5,462

(1) 2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7.    VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$898	$302	$327
Acquisitions	—	647	—
Amortization (1)	(173)	(95)	(70)
Interest (2)	49	44	45
Impact of adoption of SOP 05-1	(9)	—	—

Balance, end of year	$765	$898	$302

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 7 and 18 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2007 were $493 million and $272 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.48% and 8.00% for the VOBA related to Allstate and CIGNA, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2008	$95
2009	77
2010	64
2011	51
2012	41
2013 and thereafter	437

Total	$765

Goodwill

The changes in the book value of goodwill are as follows:

	2007	2006
	(in millions)
Balance, beginning of year	$619	$525
Acquisitions	—	97
Other (1)	1	(3)

Balance, end of year	$620	$619

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. There were no impairments recorded in 2007, 2006 or 2005.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2007			2006
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$136	$(6)	$130	$36	$(2)	$34
Other	14	(13)	1	14	(11)	3

Total	$150	$(19)	$131	$50	$(13)	$37

Amortization expense for other intangibles was $5 million for the years ended December 31, 2007 and 2006 and $4 million for the year ended December 31, 2005. Amortization expense for other intangibles is expected to be approximately $5 million in 2008, $11 million in 2009, $12 million in 2010 and 2011, and $13 million in 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8.    POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2007	2006
	(in millions)
Life insurance	$55,068	$54,142
Individual and group annuities and supplementary contracts	15,140	15,384
Other contract liabilities	2,840	2,567

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	73,048	72,093

Unpaid claims and claim adjustment expenses	2,021	1,970

Total future policy benefits	$75,069	$74,063

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 17% and 20% of domestic individual life insurance in force at December 31, 2007 and 2006, respectively, and 87%, 89% and 90% of domestic individual life insurance premiums for 2007, 2006 and 2005, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 2.5% to 6%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,464 million and $2,658 million as of December 31, 2007 and 2006, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,160 million and $1,259 million as of December 31, 2007 and 2006, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2007	2006
	(in millions)
Individual annuities	$7,685	$8,166
Group annuities	18,293	18,220
Guaranteed investment contracts and guaranteed interest accounts	12,289	12,768
Funding agreements	11,453	8,784
Interest-sensitive life contracts	5,990	5,581
Dividend accumulations and other	12,480	12,200

Policyholders’ account balances	$68,190	$65,719

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2007 and 2006, are $8,535 million and $6,537 million, respectively, of medium-term notes liabilities of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.9% to 5.7%. Also included in funding agreements at December 31, 2007 and 2006, are $2,851 million and $1,880 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 8% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2007 and 2006, there were no gains or losses on transfers of assets from the general account to a separate account.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2007		December 31, 2006
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$8,572	$47	$7,104	57
Net amount at risk	$7	$4	$3	5
Average attained age of contractholders	62 years	65 years	62 years	64 years

Minimum return or contract value
Account value	$24,511	$13,326	$25,984	$11,537
Net amount at risk	$1,768	$819	$2,026	$730
Average attained age of contractholders	64 years	61 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5 years	N/A	5 years

(1) Includes income and withdrawal benefits as described herein.
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Variable Annuity Contracts
Market value adjusted annuities
Account value	$466	$469	$562	$566

	December 31, 2007	December 31, 2006
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)
No lapse guarantees
Separate account value	$2,195	$2,070
General account value	$977	$782
Net amount at risk	$43,310	$41,160
Average attained age of contractholders	48 years	47 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2007	December 31, 2006
	(in millions)
Equity funds	$19,515	$21,073
Bond funds	2,583	2,758
Balanced funds	6,305	3,998
Money market funds	1,022	994
Other	814	817
Total	$30,239	$29,640

In addition to the amounts invested in separate account investment options above, $2,843 million at December 31, 2007 and $3,448 million at December 31, 2006 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivatives, along with any fees received or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

The Company, effective with the Allstate acquisition, began assuming the rights and obligations of Allstate’s guaranteed benefits features of variable annuity products, which include GMWB, GMAB and, beginning in 2007, GMIWB. The Company also assumes risk for the GMWB feature, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the Prudential Annuities Life Assurance Corporation, an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda (“Pruco Re”), an affiliated company. In addition, the Company also assumed the risk for the GMIWB feature via an automatic coinsurance agreement with Prudential Annuities Life Assurance Corporation, for certain contracts written by that company. This reinsurance arrangement was recaptured during 2007.

	GMDB	GMIB	GMAB/ GMWB/ GMIWB
	(in millions)
Balance at January 1, 2005	$46	$7	$—
Incurred guarantee benefits (1)	25	5	—
Paid guarantee benefits and other	(17)	—	—
Balance at December 31, 2005	54	12	—
Acquisition	—	—	2
Incurred guarantee benefits (1)	34	12	(11)
Paid guarantee benefits and other	(16)	—	—
Balance at December 31, 2006	72	24	(9)
Incurred guarantee benefits (1)	60	26	78
Paid guarantee benefits and other	(35)	—	2
Balance at December 31, 2007	$97	$50	$71

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The rider allows the policyholder to select a maturity period ranging from 8 to 20 years. For longer maturity periods, policyholders are given a stronger accumulation benefit. Two options are provided; each has a different asset allocation requirement. Guaranteed maturity values range from 100% to 250% of the initial deposit. The guaranteed amount is determined based on the maturity period and which of the two asset allocation models are selected. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time,a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2005	$120
Capitalization	52
Amortization	(18)
Balance at December 31, 2005	154
Capitalization	65
Amortization	(16)
Balance at December 31, 2006	203
Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)
Balance at December 31, 2007	$239

10.    CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $732 million and $483 million at December 31, 2007 and 2006, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $1.047 billion and $1.865 billion at December 31, 2007 and 2006, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2007 and 2006.

On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflects improved mortality as well as recent investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2007	2006
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,208	$50,705
Policyholders’ dividends payable	1,212	1,108
Policyholder dividend obligation	1,779	2,348
Policyholders’ account balances	5,555	5,562
Other Closed Block liabilities	10,649	10,800

Total Closed Block Liabilities	70,403	70,523

Closed Block Assets
Fixed maturities, available for sale, at fair value	45,459	46,707
Other trading account assets, at fair value	142	—
Equity securities, available for sale, at fair value	3,858	3,684
Commercial loans	7,353	6,794
Policy loans	5,395	5,415
Other long-term investments	1,311	922
Short-term investments	1,326	1,765
Total investments	64,844	65,287
Cash and cash equivalents	1,310	1,275
Accrued investment income	630	662
Other Closed Block assets	581	277

Total Closed Block Assets	67,365	67,501

Excess of reported Closed Block Liabilities over Closed Block Assets	3,038	3,022
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	1,006	1,844
Allocated to policyholder dividend obligation	(1,047)	(1,865)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,997	$3,001

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information regarding the policyholder dividend obligation is as follows:

	2007	2006
	(in millions)
Balance, January 1	$2,348	$2,628
Impact on income before gains allocable to policyholder dividend obligation	249	157
Change in unrealized investment gains	(818)	(437)
Balance, December 31	$1,779	$2,348

Closed Block revenues and benefits and expenses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
	(in millions)
Revenues
Premiums	$3,552	$3,599	$3,619
Net investment income	3,499	3,401	3,447
Realized investment gains (losses), net	584	490	624
Other income	51	50	50

Total Closed Block revenues	7,686	7,540	7,740

Benefits and Expenses
Policyholders’ benefits	4,021	3,967	3,993
Interest credited to policyholders’ account balances	139	139	137
Dividends to policyholders	2,731	2,518	2,653
General and administrative expenses	729	725	717

Total Closed Block benefits and expenses	7,620	7,349	7,500

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	66	191	240
Income tax expense	64	77	35
Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	2	114	205
Income from discontinued operations, net of taxes	2	—	—
Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$4	$114	$205

11.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, limit the maximum net loss potential arising from large risks and in acquiring and disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 9.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation and Prudential Seguros Mexico, S.A.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Direct premiums	$9,447	$9,204	$8,675
Reinsurance assumed	862	732	660
Reinsurance ceded	(1,436)	(1,456)	(1,206)

Premiums	$8,873	$8,480	$8,129

Policyholders’ benefits ceded	$(1,397)	$(1,373)	$(1,135)

“Premiums” includes affiliated reinsurance assumed of $847 million, $674 million and $586 million and affiliated reinsurance ceded of $(102) million, $(177) million and $(164) million for the years ended December 31, 2007, 2006 and 2005, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $125 million, $81 million and $70 million and affiliated reinsurance ceded of $(55) million, $(61) million and $(48) million for the years ended December 31, 2007, 2006, and 2005, respectively. Changes in reserves due to affiliated reinsurance were $520 million, $400 million and $325 million for the years ended December 31, 2007, 2006 and 2005, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $79 million, $74 million and $69 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Reinsurance recoverables at December 31, are as follows:

	2007	2006
	(in millions)
Individual and group annuities (1)	$1,413	$1,276
Life insurance	1,289	1,163
Other reinsurance	135	139

Total reinsurance recoverable	$2,837	$2,578

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,377 million and $1,282 million at December 31, 2007 and 2006, respectively.

“Reinsurance recoverables” includes affiliated receivables of $831 million and $710 million at December 31, 2007 and 2006, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2007. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Deferred policy acquisition costs” includes affiliated amounts of $528 million and $400 million at December 31, 2007 and 2006, respectively.

“Reinsurance payables” includes affiliated payables of $1,607 million and $1,075 million at December 31, 2007 and 2006, respectively.

Additionally, “Due from parent and affiliates” includes zero million and $66 million of affiliated receivables at December 31, 2007 and 2006, respectively, and “Due to parent and affiliates” includes zero million and $1,821 million of affiliated payables at December 31, 2007 and 2006, respectively, for an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting. “Other income” includes losses of $48 million, $54 million and $6

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

million for the years ended December 31, 2007, 2006 and 2005, respectively, related to this agreement. During 2007 the assumed business under this agreement was recaptured resulting in an increase in paid-in capital of $18 million to the Company.

12.    SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2007	2006
	(in millions)
Commercial paper	$7,147	$7,254
Notes payable (1)	206	599
Current portion of long-term debt	683	253
Total short-term debt	$8,036	$8,106

(1)

Notes payable includes notes due to related parties of $15 million and $555 million at December 31, 2007 and 2006, respectively. The $15 million note payable at December 31, 2007 is a floating rate note maturing December 31, 2008. The related party notes payable at December 31, 2006 included $65 million and $40 million of floating rate notes that matured on March 31, 2007 and December 19, 2007, respectively. Payments on these floating rate loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from 12.7% to 23.1% in 2007 and 7.5% to 26.0% in 2006. The remaining $450 million of notes payable at December 31, 2006 matured on January 4, 2007 and bore an interest rate of 5.2%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.4% and 5.5% at December 31, 2007 and 2006, respectively.

At December 31, 2007, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2007 and 2006, a portion of commercial paper borrowings were supported by $2,500 million of the Company’s existing lines of credit. At December 31, 2007 and 2006, the weighted average maturity of commercial paper outstanding was 23 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2007	2006
			(in millions)
Fixed rate notes:
Fixed rate note subject to set-off arrangements	2009-2011	4.45%-5.11%	$—	$1,692
Surplus notes (1)	2014-2036	4.75%-8.30%	2,686	2,436
Other fixed rate notes	2008-2023	4.97%-7.30%	355	853
Floating rate notes:
Surplus notes (2)	2016-2052	(3)	1,600	600
Sub-total			4,641	5,581
Less assets under set-off arrangements (4)			—	1,468
Total long-term debt			$4,641	$4,113

(1)

Fixed rate surplus notes at December 31, 2007 and 2006 includes $2,242 million and $1,993 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2007 and 4.75% to 5.7% in 2006.

(2)

During 2007 and 2006, floating rate surplus notes of $150 million and $300 million, respectively, were issued to a related party with maturities ranging from 2016 to 2037. These notes were prepaid prior to December 31, 2007 and 2006, respectively. The interest rate on these notes ranged from 5.78% to 6.12% in 2007 and 5.72% to 5.88% in 2006.

(3)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 5.42% to 6.12% in 2007 and 5.63% to 5.88% in 2006.
(4)

Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, relating to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2007 and 2006, the Company was in compliance with all debt covenants.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2007 and 2006, the Company met these statutory capital requirements. At December 31, 2007 and 2006, $444 million and $693 million, respectively, of fixed rate surplus notes were outstanding, of which $250 million is reflected as short-term debt at December 31, 2006.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with a non-affiliate that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2007 and 2006, $1,100 million and $600 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments, that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. The derivative instruments discussed above also provide that in the event approval is not obtained to make interest or principal payments, the holder of the surplus notes may have the right to sell the surplus notes to Prudential Financial. As of December 31, 2007 and 2006, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to a non-affiliate. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative with an affiliate of one of the purchasers that will require Prudential Financial to make certain payments in the event of deterioration in the credit quality of the surplus notes. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $29 million for both years ended December 31, 2007 and 2006. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $722 million, $597 million and $366 million, for the years ended December 31, 2007, 2006 and 2005, respectively. Interest expense related to affiliated debt was $122 million for the year ended December 31, 2007. “Due to parent and affiliates” included $19 million associated with the affiliated long-term interest payable at December 31, 2007.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.    STOCK-BASED COMPENSATION

In 2007 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

On January 1, 2006 Prudential Financial adopted SFAS No. 123(R), which requires that the cost resulting from all share-based payments be recognized in the financial statements and requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees. Prudential Financial had previously adopted the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employees becomes retirement-eligible to apply the non-substantive vesting period approach to all share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). For awards granted prior to January 1, 2006 that specify an employee vests in the award upon retirement, the Company accounts for those awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2007, 2006 and 2005, include costs of $23 million, $21 million and $18 million, respectively, associated with employee stock options and $44 million, $40 million, and $29 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

14.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,069)	$(7,251)	$(2,459)	$(2,420)
Service cost	(128)	(123)	(12)	(10)
Interest cost	(400)	(389)	(136)	(128)
Plan participants’ contributions	—	—	(18)	(17)
Medicare Part D subsidy receipts	—	—	(10)	(11)
Amendments	(3)	(86)	69	(61)
Annuity purchase	2	4	—	—
Actuarial gains/(losses), net	175	311	136	(47)
Curtailments	—	—	—	—
Settlements	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(4)	(3)	—	—
Benefits paid	482	468	272	235
Foreign currency changes	—	—	(6)	—

Benefit obligation at end of period	$(6,945)	$(7,069)	$(2,164)	$(2,459)

Change in plan assets
Fair value of plan assets at beginning of period	$10,207	$9,816	$1,030	$996
Actual return on plan assets	1,026	826	192	117
Annuity purchase	(2)	(4)	—	—
Employer contributions	41	37	136	135
Plan participants’ contributions	—	—	18	17
Benefits paid	(482)	(468)	(272)	(235)
Effect of Section 420 transfer	(1,000)	—	1,000	—

Fair value of plan assets at end of period	$9,790	$10,207	$2,104	$1,030

Funded status
Funded status at end of period	$2,845	$3,138	$(60)	$(1,429)
Effects of fourth quarter activity	9	10	1	31

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,503	$3,784	$—	$—
Accrued benefit liability	(649)	(636)	(59)	(1,398)

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$3
Prior service cost	166	191	(88)	(25)
Net actuarial loss	28	491	172	422
Net amount not recognized	$194	$682	$86	$400

Accumulated benefit obligation	$(6,664)	$(6,800)	$(2,164)	$(2,459)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($652 million benefit obligation at December 31, 2007). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2007. As of December 31, 2007, the assets in these trusts had a carrying value of $90 million and are included in “Equity securities.”

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $658 million and zero million, respectively, at September 30, 2007 and $646 and zero million, respectively, at September 30, 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $582 million and zero million, respectively, at September 30, 2007 and $570 million and zero million, respectively, at September 30, 2006.

In 2007 and 2006, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $4 million, respectively. The approximate future annual benefit payment for all annuity contracts payable by Prudential Insurance was $26 million and $24 million as of December 31,2007 and 2006, respectively.

The benefit obligation for pension benefits increased by $2 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for pension benefits increased by $86 million in 2006 related to plan amendments, due primarily to a cost of living adjustment for retirees as well as the impact of changes as a result of the Pension Protection Act of 2006. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design. The benefit obligation for other postretirement benefits increased by $61 million in 2006 related to plan amendments, primarily a result of the impact of implementing a Retiree Medical Savings Account, which provides an account at retirement that may be used toward the cost of coverage for medical and dental benefits.

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position at December 31, 2006 was as follows:

	Pre-SFAS No. 158	Incremental effect of adopting SFAS No. 158	Post-SFAS No. 158
	(in millions)
Other assets	$7,841	$(443)	$7,398
Total assets	345,365	(443)	344,922

Income taxes	$2,355	$(397)	$1,958
Other liabilities	5,420	476	5,896
Total liabilities	328,323	79	328,402

Accumulated other comprehensive income (loss)	$457	$(522)	$(65)
Total stockholder’s equity	17,042	(522)	16,520

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Components of net periodic (benefit) cost
Service cost	$128	$123	$135	$12	$10	$11
Interest cost	400	389	387	136	128	142
Expected return on plan assets	(756)	(731)	(788)	(93)	(89)	(80)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	19	19	(6)	(10)	(5)
Amortization of actuarial (gain) loss, net	18	38	18	15	19	36
Settlements	—	—	—	—	—	2
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	4	3	10	—	—	—

Net periodic (benefit) cost	$(178)	$(159)	$(219)	$65	$59	$107

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)

Balance, December 31, 2006	$—	$191	$491	$3	$(25)	$422
Amortization of transition obligation	—	—	—	(1)	—	—
Amortization of prior service cost	—	(28)	—	—	6	—
Amortization of actuarial (gain) loss, net	—	—	(18)	—	—	(15)
Deferrals for the period	—	3	(445)	—	(69)	(235)
Impact of foreign currency changes	—	—	—	—	—	—
Balance, December 31, 2007	$—	$166	$28	$2	$(88)	$172

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	28	(11)
Amortization of actuarial (gain) loss, net	16	1
Total	$44	$(9)

The assumptions as of September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	5.50%	5.75%	5.75%	5.50%	5.50%
Discount rate (end of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.00%	8.00%	8.50%	9.25%	9.25%	8.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.09– 9.06%	5.44–10.00%
Health care cost trend rates (end of period)	—	—	—	5.00-8.75%	5.00– 8.75%	5.09–9.06%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2007 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2007. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2008 is 7.75% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2007
(in millions)
One percentage point increase
Increase in total service and interest costs	$10
Increase in postretirement benefit obligation	139

One percentage point decrease
Decrease in total service and interest costs	$9
Decrease in postretirement benefit obligation	116

Pension and postretirement plan asset allocation as of September 30, 2007 and September 30, 2006, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2007	2006	2007	2006
Asset category
U.S. Stocks	13%	27%	41%	77%
International Stocks	0%	6%	6%	10%
Bonds	72%	52%	52%	9%
Short-term Investments	1%	0%	1%	2%
Real Estate	5%	6%	0%	2%
Other	9%	9%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2007 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2007		Postretirement Investment Policy Guidelines as of September 30, 2007
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	7%	22%	28%	53%
International Stocks	0%	5%	2%	9%
Bonds	65%	74%	0%	58%
Short-term Investments	1%	7%	0%	57%
Real Estate	0%	7%	0%	0%
Other	0%	10%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of September 30, 2007 or 2006 for either the pension or postretirement plans. Pension plan assets of $7,185 million and $8,162 million are included in the Company’s separate account assets and liabilities as of September 30, 2007 and 2006, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2008	$463	$208	$17
2009	458	207	18
2010	465	206	19
2011	471	203	19
2012	480	199	20
2013 - 2017	2,608	936	89

Total	$4,945	$1,959	$182

The Company anticipates that it will make cash contributions in 2008 of approximately $40 million to the pension plans and approximately $15 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2007 and 2006 was $47 million and $44 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $44 million and $44 million for the years ended December 31, 2007, 2006 and 2005, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Current tax expense (benefit)
U.S.	$320	$293	$(88)
State and local	3	1	(16)
Foreign	39	32	19

Total	362	326	(85)

Deferred tax expense (benefit)
U.S.	237	265	236
State and local	(1)	(1)	18
Foreign	(3)	(19)	—

Total	233	245	254

Total income tax expense on continuing operations	$595	$571	$169
Income tax expense (benefit) on discontinued operations	19	41	(3)
Income tax expense (benefit) reported in stockholders’ equity related to:
Other comprehensive income (loss)	185	(97)	(487)
Stock-based compensation programs	(44)	(39)	(17)
Cumulative effect of changes in accounting principles	(87)	—	—
Other	18	—	—

Total income taxes	$686	$476	$(338)

The Company’s actual income tax expense on continuing operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(in millions)
Expected federal income tax expense	$776	$803	$873
Non-taxable investment income	(176)	(194)	(160)
Completion of Internal Revenue Service examination for the years 1997 to 2001	—	—	(550)
Repatriation of foreign earnings	(2)	(18)	69
Change in valuation allowance	—	(1)	(22)
Other	(3)	(19)	(41)

Total income tax expense on continuing operations	$595	$571	$169

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2007	2006
	(in millions)
Deferred tax assets
Insurance reserves	$873	1,264
Policyholder dividends	407	597
Other	431	286

Deferred tax assets before valuation allowance	1,711	2,147
Valuation allowance	(1)	(1)

Deferred tax assets after valuation allowance	1,710	2,146

Deferred tax liabilities
Net unrealized investment gains	1,046	1,469
Deferred policy acquisition costs	1,426	1,216
Employee benefits	578	345
Other	80	121

Deferred tax liabilities	3,130	3,151

Net deferred tax liability	$(1,420)	$(1,005)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2007 and 2006, respectively, the Company had federal net operating and capital loss carryforwards of $190 million and $149 million, which expire between 2008 and 2022. At December 31, 2007 and 2006, the Company did not have any state operating or capital loss carryforwards for tax purposes.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2005, the Company determined that historical earnings of its Canadian operations were no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings was recognized in 2005. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. The Company had undistributed earnings of its Taiwan investment management subsidiary, where it assumes permanent reinvestment, of $32 million at December 31, 2005 for which deferred taxes had not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$386	$117	$503
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	—	(6)	(6)
Amount as of December 31, 2007	$386	$128	$514

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$75	$461

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $59 million in the consolidated statement of operations and recognized $136 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“Service”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes. The statute of limitations has closed for these tax years, however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the dividends received deduction is the primary component of the non-taxable investment income in recent years. The Company is responding to the Service’s request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S Treasury Department and the Service intends to address through new regulations the issues considered in the Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company’s 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between the Company’s filing of its federal income tax return and the Service’s completion of its examination of the return.

16.    STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Net income	$1,657	$1,797	$2,320
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	12	17	13
Change in net unrealized investments gains (losses)(1)	(270)	(189)	(967)
Additional minimum pension liability adjustment	—	24	(50)
Change in pension and postretirement unrecognized net periodic benefit (cost)	508	—	—
Other comprehensive loss, net of tax expense (benefit) of $185, $(97), $(487)	250	(148)	(1,004)
Comprehensive income	$1,907	$1,649	$1,316

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2004	$54	$1,635	$(81)	$—	$1,608
Change in component during year (2)	13	(966)	(50)	—	(1,003)
Balance, December 31, 2005	67	669	(131)	—	605
Change in component during year	17	(189)	24	—	(148)
Impact of adoption of SFAS 158 (3)	—	—	107	(629)	(522)
Balance, December 31, 2006	84	480	—	(629)	(65)
Change in component during year (2)	12	(273)	—	508	247
Balance, December 31, 2007	$96	$207	$—	$(121)	$182

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2007 and 2005 includes the purchase of fixed maturities from an affiliate of $(3) million and $1 million, respectively.
(3)	See Note 14 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $5,021 million at December 31, 2007. There were applicable adjustments for unrealized gains of $1,582 million at December 31, 2007. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,981 million as of December 31, 2007) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($1,024 million for the year ended December 31, 2007). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $1,274 million, $444 million and $2,170 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,981 million and $5,973 million at December 31, 2007 and 2006, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.    RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $505 million, $446 million and $466 million for the years ended December 31, 2007, 2006, and 2005, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $67 million, $71 million and $64 million for the years ended December 31, 2007, 2006 and 2005, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $172 million and $243 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $252 million, $239 million and $235 million in “Net investment income” and $90 million, $150 million and $88 million in “General and administrative expenses” for the years ended December 31, 2007, 2006 and 2005, respectively. “Due to parent and affiliates” includes $44 million and $42 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2007	2006
			(in millions)
U.S. Dollar floating rate notes (1)	2007-2008	4.80% - 6.10%	$180	$105
U.S. Dollar fixed rate notes (2)	2007-2010	4.96% - 5.47%	853	293
Japanese Yen fixed rate notes (3)	2008-2015	0.09% - 2.17%	792	698
Total long-term notes receivable – affiliated (4)			1,825	1,096
Short-term notes receivable – affiliated (5)			2,255	2,120
Total notes receivable - affiliated			$4,080	$3,216

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $180 million and $75 million at December 31, 2007 and 2006, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $177 million and $169 million at December 31, 2007and 2006, respectively.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $662 million at December 31, 2007.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 5.36% at December 31, 2007 and 5.39% at December 31, 2006. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $14 million and $12 million at December 31, 2007 and 2006, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $169 million, $144 million and $75 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $110 million and $302 million, associated with these transactions at December 31, 2007 and 2006, respectively. Revenues related to this lending activity were $12 million, $18 million and $9 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales of Fixed Maturities between Affiliates

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $288 million and $556 million at December 31, 2007 and 2006, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $737 million and $683 million at December 31, 2007 and 2006, respectively.

Retail Medium Term Notes Program

The Company sells funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 8, “Policyholders’ account balances” include $2,851 million and $1,880 million related to these agreements at December 31, 2007 and 2006, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $50 million and $30 million related to these agreements at December 31, 2007 and 2006, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $126 million, $77 million and $41 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $45 million at December 31, 2007 and 2006, respectively. “Net investment income” includes $21 million, $3 million and zero million for the years ended December 31, 2007, 2006 and 2005, respectively, related to these ventures.

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.    FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements.

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments, cash and cash equivalents, accrued investment income, restricted cash and securities, separate account assets and liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$24,972	$25,420	$22,445	$22,855
Policy loans	7,831	9,116	7,601	8,438
Notes receivable – affiliated	4,080	4,080	3,216	3,216
Investment contracts	56,121	56,256	53,401	53,509
Short-term and long-term debt	12,677	12,696	12,219	12,366

19.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Forward contracts are used by the Company to manage risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 9, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in our guarantees.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2007, 2006 and 2005 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2004	$(165)

Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	(77)

Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	(153)

Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	$(212)

It is anticipated that a pre-tax gain of approximately $24 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2008, offset by amounts pertaining to the hedged items. As of December 31, 2007, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 16 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were losses of $3 million in 2007, gains of $54 million in 2006 and gains of $10 million in 2005.

For the years ended December 31, 2007, 2006 and 2005, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties related to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20.       COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2007, 2006 and 2005 was $62 million, $62 million and $76 million, respectively.

The following table presents, at December 31, 2007, the Company’s contractual maturities on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2008	$—	$85	$(22)
2009	67	75	(21)
2010	44	55	(9)
2011	14	45	(4)
2012	7	31	(4)
2013 and thereafter	4,509	77	(8)

Total	$4,641	$368	$(68)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $368 million in total non-cancelable operating leases and $68 million in total sub-lease income, $44 million and $51 million, respectively, has been accrued at December 31, 2007.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $2,092 million at December 31, 2007.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,616 million at December 31, 2007 reflecting commitments to purchase or fund investments, including $7,435 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist the investors in obtaining financing for the transaction on more beneficial terms. The vast majority of these guarantees relate to real estate investments held by the Company’s separate accounts and the Company’s maximum potential exposure under these guarantees was $2,538 million at December 31, 2007. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. These guarantees generally expire at various times over the next ten years. At December 31, 2007, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying securities become worthless, is $1,618 million at December 31, 2007. These credit derivatives generally have maturities of ten years or less.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain contracts include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2007, such contracts in force carried a total guaranteed value of $3,943 million.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2007, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among the Company, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that the Company conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting the Company’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and the Company moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

commercial bribery and conspiracy to commit malpractice claims and denied the motion with respect to other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing all of the state law claims without prejudice and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to the Company’s business.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In August 1999, a company employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and the Company. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and the Company filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

Stewart v. Prudential, et al., is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. In October 2007, the Mississippi Supreme Court reversed the trial court and dismissed the case. Plaintiffs filed a motion for reconsideration, which was denied.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America ( a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively, the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period endedDecember 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2008

PART C—OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1)

Financial Statements of The Prudential Variable Contract Account-10 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2007; the Statement of Operations for the period ended December 31, 2007; the Statements of Changes in Net Assets for the periods ended December 31, 2007 and 2006; and the Notes relating thereto are incorporated by reference into the MEDLEY annual report for 2007 (File No. 2-76580).

(2)

Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2007 and 2006; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 10.	Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 10	Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(3)	Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (3) to Post-Effective Amendment No. 31 to this Registration Statement filed April 29, 1998.

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account-10.	Incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC.	Incorporated by reference to Exhibit (4)(ii) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(5)	(i) Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account 10.	Incorporated by reference to Exhibit No. (5) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

	(ii) Agreement for the Sale of VCA 10 Contracts between Prudential, The Prudential Variable Contract Account 10 and Prudential Investment Management Services LLC.	Incorporated by reference to Exhibit 5(iv) to Post-Effective Amendment No. 29 to this Registration Statement, filed May 1, 1997

(6)	(i)(a) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities.	Incorporated by reference to Exhibit (6)(i)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(i)(b) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(i)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(i)(c) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(i)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

	(i)(d) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(i)(e) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(ii)(a) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer.	Incorporated by reference to Exhibit (6)(ii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

(ii)(b) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(ii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(ii)(c) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(ii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(ii)(d) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(ii) (e) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(a) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans.	Incorporated by reference to Exhibit (6)(iii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

(iii)(b) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(iii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(iii)(c) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(iii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(iii) (d) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(f) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(g) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 11 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(h) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(i) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iv) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans.	Incorporated by reference to Exhibit (6)(iv) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(v)(a) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program.	Incorporated by reference to Exhibit (4)(v) to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 1985.

	(v)(b) Modifications for certain tax changes.	Incorporated by reference to Exhibit (6)(v)(a) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(vi) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans.	Incorporated by reference to Exhibit (6)(vi) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(7)	Application and Enrollment Forms as revised for use after May 1, 1991.	Incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 19 to this Registration Statement, filed April 29, 1991.

(8)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

(ii) Copy of the By-Laws of Prudential, as amended to and including May 12, 1998.

Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(11)	(i) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(i) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000.

	(ii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(ii) to Post-Effective Amendment No. 34 to this Regulation Statement filed on April 28, 2000.

	(iii) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(iii) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000.

(12)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 38 to this Registration Statement filed on April 30, 2002.

(13)	(i) Consent of independent registered public accounting firm.	Filed herewith.

	(ii) Powers of Attorney dated March 8, 2007.	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed by Dryden Global Total Return Fund, Inc. (File No. 33-63943) filed on March 30, 2007.

	(iii) Directors and Officers of Prudential.	Incorporated by reference to Post-Effective Amendment No. 19 to Form S-1, Registration No. 33-20083 filed April 19, 2006 on behalf of The Prudential Variable Contract Real Property Account.

(16)	Calculation of Performance Data.	Performance information appears under the heading “Performance” in the Statement of Additional Information (Part B of this Registration Statement).

(17)	(i) Code of Ethics of The Prudential Variable Contract Account-10.

Code of Ethics of the Registrant dated December 26, 2007. Incorporated by reference to the Dryden Small-Cap Core Equity Fund, Inc. Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A via EDGAR on February 26, 2008 (File No. 333-24495).

	(ii) Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor dated January 7, 2006.	Incorporated by reference to Exhibit 17(ii) to Post-Effective Amendment No. 42 to this Registration Statement filed on April 28, 2006.

	(iii) Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.	Incorporated by reference to Exhibit 17(iii) to Post-Effective Amendment No. 42 to this Registration Statement filed on April 28, 2006.

ITEM 30. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the headings “The Prudential Insurance Company of America-Directors” and “The Prudential Insurance Company of America-Principal Officers” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, (Prudential) a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2008, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account 24, shares of The Prudential Series Fund, a Delaware trust. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 2 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust. Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32. NUMBER OF CONTRACTOWNERS

As of March 31, 2008, the number of contractowners of qualified and non-qualified contracts offered by Registrant was [15,487].

ITEM 33. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

(b) Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Reference is made to the Sections entitled “Prudential” and “Contract Charges” the prospectus (Part A of this Registration Statement) and “Sale of Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 36. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America

c/o Prudential Defined Contribution Services

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

State Street Bank and Trust Company

127 West 10th Street

Kansas City, Missouri 64105-1716

VCA 10 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37. MANAGEMENT SERVICES

Not Applicable

ITEM 38. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 29th day of April, 2008.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

* Judy A. Rice

President of the VCA-10 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
* Judy A. Rice	President and Member, The Prudential Variable Contract Account-10 Committee (Principal Executive Officer)

* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer, The Prudential Variable Contract Account-10

* Linda W. Bynoe	Member, The Prudential Variable Contract Account–10 Committee

* David E. A. Carson	Member, The Prudential Variable Contract Account-10 Committee

* Robert E. La Blanc	Member, The Prudential Variable Contract Account 10 Committee

* Douglas H. McCorkindale	Member, The Prudential Variable Contract Account-10 Committee

* Richard A. Redeker	Member, The Prudential Variable Contract Account-10 Committee

* Robin B. Smith	Chairman and Member, The Prudential Variable Contract Account-10 Committee

*Stephen D. Stoneburn	Member, The Prudential Variable Contract Account-10 Committee

* Clay T. Whitehead	Member, The Prudential Variable Contract Account-10 Committee

* Robert F. Gunia	Member and Vice President, The Prudential Variable Contract Account-10 Committee

*By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 29th day of April, 2008.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

* David R. Odenath

Senior Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title
* Arthur F. Ryan	Chairman of the Board, Chief Executive Officer and President

* W. Gaston Caperton	Director

* Frederic K. Becker	Director

* Gordon W. Bethune	Director

* Richard J. Carbone	Senior Vice President and Chief Financial Officer

* James G. Cullen	Director

* Gilbert F. Casellas	Director

* William H. Gray, III	Director

* Jon F. Hanson	Director

* Constance J. Horner	Director

* Karl J. Krapek	Director

* James A. Unruh	Director

* Christine A. Poon	Director

* By: Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 29, 2008

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

Exhibit Index

Item 29(b)

Exhibit
Number	Description

(13)(i)	Consent of independent registered public accounting firm